DISPOSITION AGREEMENT

THIS DISPOSITION AGREEMENT (this “Agreement”), made and to be effective as of  January 28, 2008 (the “Effective Date”), by and among RESOLVE STAFFING, INC., a Nevada corporation (“Parent”), EMPLOYEE LEASING SERVICES, INC., an Ohio corporation (“Employee Leasing Services”), ELS PERSONNEL SERVICES, LLC, an Ohio limited liability company (“ELS Personnel”), FIVE STAR STAFFING, INC., a Florida corporation (“Five Star Staffing”), FIVE STAR STAFFING (NEW YORK), INC., a New York corporation (“Five Star Staffing New York”), AMERICAN STAFFING RESOURCE, LTD., an Ohio limited liability company (“American Staffing”), STEVE’S STAFFING, LLC, an Ohio limited liability company (“Steve’s Staffing”), ELS HUMAN RESOURCE SOLUTIONS, INC., an Ohio corporation (“ELS Human Resource Solutions”), ELS OUTSOURCE SERVICES, INC., a Michigan corporation (“ELS Outsource”), ELS ADVANTAGE, INC., a Michigan corporation (“ELS Advantage”), ELS EMPLOYER SERVICES, INC., a Michigan corporation (“ELS Employer”), ELS PAYROLL SOLUTIONS, INC., an Ohio corporation (“ELS Payroll”), ELS HR SOLUTIONS, INC., a Florida corporation (“ELS HR Solutions”), PREMIER HR SERVICES, INC., a California corporation (“Premier”), ELS HUMAN RESOURCES, INC., an Ohio corporation (“ELS Human Resources”), FOXSTAR, INC., a Michigan corporation (“Foxstar”), MANDALAY SERVICES, INC., a Michigan corporation (“Mandalay”), INTEGRATED PAYROLL SOLUTIONS, INC., a Michigan corporation (“Integrated”), and ELS, INC., an Ohio corporation (“ELS”, and together with Parent, Employee Leasing Services, ELS Personnel, Five Star Staffing, Five Star Staffing New York, American Staffing, Steve’s Staffing, ELS Human Resource Solutions, ELS Outsource, ELS Advantage, ELS Employer, ELS Payroll, ELS HR Solutions, Premier, ELS Human Resources, Foxstar, Mandalay and Integrated, collectively, “Borrowers”), ELS PERSONNEL SERVICES, INC., an Ohio corporation (“ELS PSI”), ROCKMOR GROUP, INC., a Michigan corporation (“Rockmor”), LUXOR SOLUTIONS, INC., a Michigan corporation (“Luxor”), STREAMLINE MANAGEMENT, INC., a Michigan corporation (“Streamline”), RIO SERVICES, INC., a Michigan corporation (“Rio”), IMPERIAL HUMAN RESOURCES, INC., a Michigan corporation (“Imperial”), ELS PAYROLL MANAGERS, INC., an Ohio corporation (“ELS PMI”), ELS HR, INC., an Ohio corporation (“ELS HRI”), DIVERSIFIED SUPPORT SYSTEMS, LLC, an Ohio limited liability company (“Diversified”), ELS TEMPORARY SOLUTIONS, INC., an Ohio corporation (“ELS TSI”), FIDELITY CAPITAL, INC., an Ohio corporation (“Fidelity”), RESOLVE HR SOLUTIONS, INC., an Ohio corporation (“Resolve HR”), ALLSTAFF, INC., a Florida corporation (“AllStaff”), and POWER PERSONNELLLC, a Delaware limited liability company(“Power Personnel”), and RESOLVE PARTNERS, LLC, an Ohio limited liability company (“Resolve Partners” and together with ELS PSI, Rockmor, Luxor, Streamline, Rio, Imperial,  ELS PMI, ELS HRI, Diversified, ELS TSI, Fidelity, Resolve HR, AllStaff and Power Personnel,collectively, “Corporate Guarantors”), RONALD E. HEINEMAN, an individual and resident of the State of Ohio (“Individual Guarantor”), RESTAURANT MANAGEMENT GROUP, LLC, an Ohio limited liability company (“RMG”),  W.H. 2, LLC, an Ohio limited liability company (“WH2”), (collectively, RMG and WH2 being, the “Other Guarantors”),RONALD E. HEINEMAN, individually, RONALD E. HEINEMAN, as “Agent” for himself and the “Secured Parties” under (a) Security Agreement dated October 1, 2006 by and among ELS Human Resource Solutions, Inc. and Resolve Staffing, Inc. and certain of their subsidiaries, Ronald E. Heineman, The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara L. Heineman, Trustee, or successor and William J. Walton and (b) Pledge Agreement dated October 1, 2006 by and among Resolve Staffing, Inc., ELS  Human Resource Solutions, Inc. and certain of their subsidiaries, Ronald E. Heineman, The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara L. Heineman, Trustee, or successor and William J. Walton, BARBARA L. HEINEMAN, individually, BARBARA L. HEINEMAN, Trustee of The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, and WILLIAM J. WALTON, individually (Ronald E. Heineman, individually; Ronald E. Heineman, as “Agent;” Barbara L. Heineman, individually; Barabara L. Heineman, Trustee and William J. Walton, individually, being, collectively the “ Junior Lenders”), and FIFTH THIRD BANK, an Ohio banking corporation (“Bank”),and is as follows:

Recitals

A.            Borrowers and Bank have entered into a Credit Agreement dated as of March 30, 2007 (the “Credit Agreement”).

B.            In connection with the Credit Agreement, Borrowers executed and delivered to Bank (i) the Revolving Credit Promissory Note dated as of March 30, 2007 in the original principal amount of $14,000,000 (the “Working Capital Revolving Note”), (ii) the Revolving Credit Promissory Note dated as of March 30, 2007 in the original principal amount of $12,500,000 (the “Overline Revolving Note”), and (iii) the Revolving Credit Promissory Note dated as of March 30, 2007 in the original principal amount of $5,000,000 (the “LOC Revolving Note” and together with the Working Capital Revolving Note and the Overline Revolving Note, collectively, the “Revolving Notes”).  Parent executed and delivered to Bank the Term Note dated as of March 3, 2005 in the original principal amount of $465,000 (the “Term Loan Note” and together with the Revolving Notes, collectively, the “Notes”).

C.            As security for the Obligations (including, but not limited to, the Cross-Guaranteed Obligations pursuant to Section 2.11of the Credit Agreement), (i) Parent executed and delivered to Bank a Security Agreement dated as of March 3, 2005, Employee Leasing Services executed and delivered to Bank a Security Agreement dated as of February 15, 2002, and Rockmor executed and delivered to Bank a Security Agreement dated as of February 15, 2002 (collectively, the “Existing Security Agreements”); (ii) Borrowers executed and delivered to Bank a Security Agreement dated as of March 30, 2007 (the “Borrower Security Agreement”); (iii) Parent executed and delivered to Bank a Pledge Agreement dated as of March 30, 2007, and ELS Human Resource Solutions executed and delivered to Bank a Pledge Agreement dated as of March 30, 2007 (collectively, the “Pledge Agreements”).  The Existing Security Agreements, the Borrower Security Agreement, and the Pledge Agreementsare sometimes, collectively, the “Borrower Security Documents”.

D.            Corporate Guarantors executed and delivered to Bank a Guaranty dated as of March 30, 2007 (the “Corporate Guaranty”), Individual Guarantor executed and delivered to Bank a Guaranty dated as of March 30, 2007 (the “Individual Guaranty”) and Other Guarantors executed certain guaranties as set forth in the Forbearance Agreement (the “Other Guarantor Guaranties; and together the Individual Guaranty and the Corporate Guaranties, collectively, the “Guaranties”). Under the Guaranties, Corporate Guarantors and Individual Guarantor, respectively, absolutely and unconditionally guaranteed to Bank (a) payment of the Notes and (b) payment and performance of all other Obligations (collectively, the “Guaranteed Obligations”), and Other Guarantors guaranteed, subject to the non-recourse provisions of the Other Guarantor Guaranties, the Guaranteed Obligations.  On March 30, 2007, each Junior Lender executed a Subordination Agreement dated as of March 30, 2007 (each, a “Subordination Agreement”).

E.            As security for the Guaranteed Obligations, Corporate Guarantors executed and delivered to Bank a Security Agreement dated as of March 30, 2007 (the “Corporate Guarantor Security Agreement”).  The Credit Agreement, the Notes, the Borrower Security Documents, the Guaranties, and the Corporate Guarantor Security Agreement, the Forbearance Agreement (as defined below), and the Subordination Agreement, togetherwith any other documents, instruments and agreements executed by any Borrower, Corporate Guarantor or Individual Guarantor in connection with any of the foregoing, and each of  the treasury management documents between Bank and a Borrower, Corporate Guarantor or Individual Guarantorrelating to deposit accounts and treasury management services (collectively, the “Treasury Management Agreements”), as the same may have been amended from time to time, are sometimes, collectively, the “Loan Documents”.

F.            There have occurred and continue to exist Events of Default under the Credit Agreement, including, but not limited to, those set forth in the letter from Bank to Debtors dated May 17, 2007 (the “Reservation of Rights Letter”) and the following additional Events of Default subsequent to the delivery of the Reservation of Rights Letter and prior to the Effective Date: (i) under Section 2.2(e)of the Credit Agreement resulting from Borrowers’ failure to reduce the outstanding balance of the Overline Revolving Loans as required in the Credit Agreement; (ii) under Section 4.3of the Credit Agreement as a result of Borrowers’ failure to timely deliver financial statements, reports, Borrowing Base Certificates and Compliance Certificates to Bank; (iii) under Section 7.3(a)of the Credit Agreement by failing to use best efforts to obtain subordination agreements from the Persons listed in Section 7.3(a); (iv) under Section 6.1(b) of the Credit Agreement by failing to pay other Obligations owing to Bank in a timely manner as required pursuant to the Loan Documents and Borrowers’ other agreements with Bank, including, but not necessary limited to, timely repayment of overdrafts in Borrowers’ deposit accounts with Bank and certain fees payable to Bank under the Loan Documents;(v) as a result of the breach of various other representations, warranties and covenants set forth on Schedule I, and (vi) under Section 5of the Credit Agreement as a result of Borrowers’ failure to comply with certain Financial Covenants through the Test Period ending as of June 30, 2007.  Each of the foregoing defaults are, collectively, the “Existing Defaults”.  In addition to any action heretofore taken by Bank, the Existing Defaults permitted Bank to immediately exercise any and all rights and remedies provided in the LoanDocuments and pursuant to applicable law to collect the Obligations and take actions to foreclose, sell, collect and liquidate the Subject Collateral, as defined below.

G.            Borrowers, Corporate Guarantors, and Individual Guarantor are referred to herein, sometimes, individually as a “Debtor” or, collectively, as “Debtors.”  Bank and Debtors entered into that certain Forbearance and Reaffirmation Agreement (“Forbearance Agreement”), dated September 28, 2007, which Forbearance Agreement expired on December 31, 2007.  Contemporaneously with the execution of the Forbearance Agreement, the Junior Lenders executed a Reaffirmation of Subordination Agreement (“Reaffirmation of Subordination Agreement”).  Capitalized terms used, but not defined, in this Agreement, which are defined in the Credit Agreement or the Forbearance Agreement, will have the meanings herein given to them in the Credit Agreement or Forbearance Agreement, respectively.  Uncapitalized terms that are defined in the Uniform Commercial Code (the “UCC”), as enacted in the State of Ohio (“Ohio UCC”), and are used, but are not defined, in this Agreement will have their meanings under the Ohio UCC.

H.            As of January 23, 2008, the outstanding principal amount of, and accrued but unpaid interest on, and bank fees on, the Indebtedness evidenced by (i) the Working Capital Revolving Note  (0905213633 - 26) is $9,187,671.41  (principal) and $ 40,706.49  (interest/bank fees), (ii) the Overline Revolving Note  (0905213633 - 67) is $ 13,182,989.59  (principal) and $ 88,856.45 (interest/bank fees), and (iii) the Term Loan Note  (0905213633 - 34) is $ 202,879.79  (principal) and $818.28  (interest/bank fees). All interest, costs, and expenses including, without limitation, attorneys’ fees of Bank continue to accrue and are recoverable under the Credit Agreement and the other Loan Documents.

I.            Each Debtor, each Other Guarantor and each Junior Lender agrees that all of the Obligations to Bank are secured by a properly perfected, first priority Lien on the Loan Collateral.

J.            By reason of the expiration of the Forbearance Agreement and the existence of the other Forbearance Defaults, as defined in the Forbearance Agreement (collectively, the “Forbearance Defaults”), Bank presently has the right to (i) declare all of the Loans and other Obligations to be immediately due and payable, (ii) terminate the right of Borrowers to receive any further advance of the Loans, (iii) terminate the Credit Agreement, and (iv) realize upon, and exercise its rights with respect to, the Loan Collateral pursuant to the Credit Agreement and the other Loan Documents and as otherwise provided by applicable law, in addition to all other rights and remedies provided in the Loan Documents or available at law or in equity (such rights being called, collectively, the “Bank Rights”).

K.            Debtors have advised Bank that Debtors’ efforts to market and sell the tangible and intangible assets of Borrowers and Corporate Guarantors constituting a portion of the Loan Collateral, but not including any Ownership Interests in any Borrower or Corporate Guarantor  or any subsidiaries thereof, other than the Ownership Interests of KFT, Inc. held by Parent (collectively, the “Subject Collateral”) have ceased, and each of (i) Debtors, (ii) Other Guarantors and (iii) Junior Lenders now agree that Bank may enforce its rights as a secured creditor after default, including, without limitation, by selling all of the Subject Collateral; provided, however, that each Borrower and Corporate Guarantor will maintain control over its business and operations, it being understood and agreed that each Borrower and Corporate Guarantor will relinquish dominion and control over the Subject Collateral to the purchaser thereof as the Loan Collateral is sold.

L.            Debtors, Other Guarantors and Junior Lenders have been provided with sufficient time and opportunity to consult with attorneys, appraisers and accountants of their choice to obtain advice regarding this Agreement and the value of the Loan Collateral.

M.            Bank, Debtors, Other Guarantors and Junior Lenders desire to enter into this Agreement to memorialize their agreement as to Bank’s collection and other disposition of the Subject Collateral and related matters.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Acknowledgment of Factual Matters; Facility Status.  (a) Debtors, Other Guarantors and Junior Lenders acknowledge and confirm the truth and accuracy of the recitals set forth in the recital paragraphs of this Agreement.  Without limiting the generality of the immediately preceding sentence, Debtors, Other Guarantors and Junior Lenders acknowledge and confirm: (i) the existence of the Forbearance Defaults and (ii) that, by reason of the Forbearance Defaults, Bank presently has the right to exercise the Bank Rights.  Further, Debtors, Other Guarantors and Junior Lenders acknowledge and confirm that, on Bank’s demand, Bank can exercise any or all of the Bank Rights and thereupon all of the Obligations will be immediately due and payable to Bank in full, without offset, defense, recoupment or counterclaim, and that no Debtor or Other Guarantor has any claim or defense of any kind, by way of offset or otherwise, to the payment and performance of all (subject to any non-recourse provisions with respect to Other GuarantorsGuaranties) of the Obligations.  Debtors and each Other Guarantor (subject to any non-recourse provisions with respect to Other Guarantors Guaranties) absolutely and unconditionally promise to pay and perform all Obligations.

(b)            Bank shall not have any further obligations to Borrowers under the Credit Agreement or any of the other Loan Documents to make any further Loans or any other extensions of credit or financial accommodations or any forbearances.  Notwithstanding the foregoing, Bank may, in its sole discretion, continue to honor requests for Loans received by Bank prior to the sale of the Subject Collateral, which are used by each Borrower exclusively for its ordinary and necessary business expenses and for budgeted wind-up expenses (e.g., exclusive of any capital expenditures or extraordinary expenses).  Bank expressly reserves the right, however, to discontinue making, without notice to Debtors, Other Guarantors or Junior Lenders of any kind whatsoever, any Loans or any other extensions of credit or financial accommodations, and under no circumstances should Bank’s acceptance of any partial payment on account of the Obligations or this Agreement be interpreted to mean that Bank has committed to make any Loans (or any other extensions of credit or financial accommodations) or other forbearances in favor of any Debtor or Other Guarantor or that Bank has waived any Forbearance Default.

2.            Ratification of Documents.  Debtors, Other Guarantors and Junior Lenders hereby ratify and reaffirm all terms, conditions and obligations of the Loan Documents and acknowledge that the Loan Documents remain in full force and effect.  Without limiting the generality of the immediately preceding sentence, Debtors, Other Guarantors and Junior Lenders ratify and reaffirm any and all grants to Bank of the security interests in, and other Liens on, the Loan Collateral as security for the Obligations and acknowledge and confirm that the grants of the security interests in, and other Liens on, the Loan Collateral: (a) represent continuing security interests in, and other Liens on, all of the Loan Collateral, (b) secure all of the Obligations, and (c) represent valid, first and best Liens on all of the Loan Collateral.  In addition, and without limiting the generality of the foregoing, each Junior Lender hereby (i) ratifies and reaffirms his, her or its Subordination Agreement dated as of March 30, 2007, (ii) reaffirms the subordination of his, her or its right of payment under the applicable Junior Debt Documents (as defined in the Subordination Agreement) to the prior payment in full of the Fifth Third Debt, and (iii) acknowledges and agrees that no Junior Lender is released from his, her or its obligations under each respective Subordination Agreement by reason of this Agreement or the transactions contemplated thereby.

3.            Disposition of Subject Collateral; Warrant of Attorney to Confess Judgment; Other Obligations.

(a)            Each Debtor, each Other Guarantor and each Junior Lender hereby consents and authorizes Bank to commence immediately all actions that Bank considers in its sole judgment to be necessary or desirable to effectuate a foreclosure of the Subject Collateral.  For purposes of this Agreement, “foreclosure” means Bank’s exercise of its rights in the Subject Collateral as collateral as a secured party after the debtors’ default, sending notice to certain other creditors of the debtors of Bank’s intention to sell the Subject Collateral at a private sale pursuant to Article 9 of the Uniform Commercial Code (“Private Sale”) and selling the Subject Collateral at such Private Sale; for the avoidance of doubt, “foreclosure” shall not mean a judicial sale of the Subject Collateral.  Each Debtor, each Other Guarantor and each Junior Lender hereby consents to the foreclosure and each disposition of the Subject Collateral to be made by Bank or its agents on and after the date of this Agreement at each Private Sale, including pursuant to the Purchase Agreement in the form attached hereto as Schedule I, and Debtors, Other Guarantors and Junior Lenders stipulate that each disposition of the Subject Collateral at each Private Sale made by Bank and its agents on or after the date of this Agreement, including pursuant to the Purchase Agreement in the form attached hereto as Schedule Iis commercially reasonable.  Debtors, Other Guarantor and Junior Lenders acknowledge and agree that Bank will have the widest possible latitude in the foreclosure and in collecting and otherwise disposing of the Subject Collateral at Private Sale.  Each Debtor and each Other Guarantor (subject to any non-recourse provisions with respect to Other Guarantors Guaranties) acknowledges and agrees that it will be responsible for any deficiency should the proceeds of the foreclosure, sale, collection, or other disposition of the Subject Collateral be insufficient to fully repay to Bank the Obligations; provided that, if the transactions contemplated by the Purchase Agreement in the form attached as Schedule Iare consummated and Bank is paid the “Cash Consideration” as defined therein, Bank agrees to release (i) Ronald E. Heineman from his obligations under the Individual Guaranty and (ii) Other Guarantors from their respective obligations under the Other Guarantor Guaranties, subject, in each case, to the provisions of Section 2.2of the Individual Guaranty and Other Guarantor Guaranties, respectively, and to release the second mortgages referenced in Section 2.8of the Forbearance Agreement.  Bank is not, pursuant to the terms of this Agreement, taking possession of any of the Subject Collateral, and each Borrower and each Corporate Guarantor will continue to have dominion and control over the Subject Collateral in its possession until the applicable Subject Collateral is sold.  Upon each sale of each portion of the Subject Collateral, each Borrower and each Corporate Guarantor will be deemed to have irrevocably abandoned and surrendered to the purchaser thereof all possession of, dominion and control over, all rights to collect, and all other rights to the sold or otherwise transferred Subject Collateral.  If Bank does not hold a Private Sale for any portion of the Subject Collateral as contemplated by this Agreement, then Bank reserves the right to exercise immediately all of the Bank Rights with respect to that undisposed of Subject Collateral.

(b)            Warrant of Attorney.  Each Debtor and each Other Guarantor authorizes any attorney of record to appear for it or him in any court of record in the State of Ohio, after maturity of the Obligations, whether by the terms of this Agreement, the other Loan Documents or any other agreement or instrument evidencing or governing the terms thereof, or upon default, acceleration or otherwise, to waive the issuance and service of process, and release all errors, and to confess judgment against it or him in favor of Bank for the amount of the Obligations due Bank together with interest, charges, court costs and reasonable attorneys’ fees.  Stay of execution and all exemptions are hereby waived.  If this Agreement, the other Loan Documents or any Obligation is referred to an attorney for collection, Debtors and Other Guarantors shall pay to Bank or the then holder of the Obligations its reasonable attorneys’ fees.  DEBTORS AND OTHER GUARANTORS AGREE THAT AN ATTORNEY WHO IS COUNSEL TO BANK OR ANY OTHER HOLDER OF SUCH OBLIGATION MAY ALSO ACT AS ATTORNEY OF RECORD FOR DEBTORS AND OTHER GUARANTORS WHEN TAKING THE ACTIONS DESCRIBED ABOVE IN THIS PARAGRAPH. DEBTORS AGREE ANY ATTORNEY TAKING SUCH ACTIONS MAY BE PAID FOR THOSE SERVICES BY BANK OR THE HOLDER OF SUCH OBLIGATION.  DEBTORS AND OTHER GUARANTORS WAIVE ANY CONFLICT OF INTEREST THAT MAY BE CREATED BECAUSE THE ATTORNEY REPRESENTING DEBTORS AND OTHER GUARANTORS IS BEING PAID BY BANK OR THE HOLDER OF SUCH OBLIGATION.

(c)            Each Debtor hereby irrevocably constitutes and appoints Bank and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the place and stead of any Debtor or in its name, from time to time in Bank’s sole discretion, for the purpose of any or all of: (i) indorsing for deposit any and all checks or items of payment received from any of the Persons (“Obligors”) who are obligated on Accounts or General Intangibles of, or on other indebtedness, obligations, or liabilities owed to, any Debtor; (ii) doing any and all other things necessary or desirable for Bank to realize its Liens on, to recover the value of, and to sell or otherwise dispose of, the Subject Collateral; or (iii) carrying out this Agreement.  Without limiting the generality of the foregoing, each Debtor agrees that Bank is authorized and empowered to deliver all cash, money and other proceeds of the Subject Collateral received by Bank (whether into Debtor’s deposit accounts or otherwise) to the purchaser of the Subject Collateral after the sale of the Subject Collateral. Each Debtor hereby ratifies all that such attorneys shall do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest, will be irrevocable and will terminate only upon indefeasible payment in full of the Obligations.  The powers conferred upon Bank hereunder are solely to protect, and to allow Bank to realize, its Liens on Subject Collateral and will not impose any duty upon Bank to exercise any such powers.  Neither Bank, nor its attorney, will be liable for any acts or omissions or for any error of judgment or mistake of fact or law in exercising this power of attorney.

(d)            The Borrowers, the Corporate Guarantors and the Other Guarantors shall use their respective commercially reasonable efforts to cause all liens, claims charges and encumbrances on the Loan Collateral to be released at or prior to the consummation of the sale of the Loan Collateral as contemplated by this Agreement. In furtherance of the foregoing, each of the Borrowers, the Corporate Guarantors and the Other Guarantors acknowledges and agrees that certain liens currently in place with respect to the Loan Collateral can be removed by the filing of appropriate documentation with the necessary governmental authorities and that the Borrowers, the Corporate Guarantors and the Other Guarantors each covenant and agree to use their respective commercially reasonable efforts to make such filings as soon as practicable after the date hereof. The Borrowers, the Corporate Guarantors and the Other Guarantors shall take all action reasonably necessary in connection with the sale of the Subject Collateral as contemplated hereby to cause the ownership interests held by Parent in KFT, Inc., including the certificates evidencing such ownership interests, to be transferred to the purchaser of the Loan Collateral. In furtherance of the foregoing, the Borrowers, the Corporate Guarantors and the Other Guarantors will cause the certificates representing the ownership interests in KFT, Inc. held by Parent to be transferred to such purchaser by means of the execution of appropriate stock powers, duly executed in blank, and if necessary shall cause a new certificate representing such shares to be executed and delivered upon execution by Parent of a lost certificate affidavit in accordance with applicable law. From the date hereof until the consummation of the sale of the Subject Collateral as contemplated hereby, the Borrowers, the Corporate Guarantors and the Other Guarantors shall refrain from depositing funds in any bank account of the Borrowers, the Corporate Guarantors or the Other Guarantors not subject to a control agreement with Bank, except in the ordinary course of business and as required in connection with the customer or other relationship to which the specific bank account relates.

4.            Waiver of Notice and Right to Redeem.  Debtors’, Other Guarantors’,  and Junior Lenders’ agreement to enter into this Agreement is voluntary and has not been induced by coercion of any type.  Each Debtor, Other Guarantors, and Junior Lender irrevocably waives any right to redeem all or any of the Subject Collateral under the UCC or any other applicable law.  Notwithstanding anything to the contrary in this Agreement, each Debtor, Other Guarantor and each Junior Lender irrevocably waives (a) any right to further notice of any sale or otherdisposition of the Subject Collateral under Section 9-611 of the UCC or otherwise and (b) any right to require any disposition of the Subject Collateral under Section 9-620(e) of the UCC.  In addition, no authorizations and consents under this Agreement shall constitute Bank’s retention of the Subject Collateral in satisfaction of the Obligations under Section 9-620 of the UCC and, therefore, such authorizations and consents under this Agreement will not extinguish any deficiency hereafter owing by any Debtor or Other Guarantor with respect to the Obligations.

5.            Communications to Third Parties.  To facilitate the disposition of the Subject Collateral for the highest possible value, each Debtor agrees that Bank and its agents, including, without limitation, its consultants and attorneys may disclose and release to, provide copies of, or otherwise communicate with, any prospective purchaser or transferee of the Subject Collateral or any of Debtors’ Obligors any information in Bank’s possession, custody or control (or within Bank’s knowledge) regarding each Debtor,  each Debtor’s assets (including, without limitation, the Subject Collateral), each Debtor’s financial or other condition, each Debtor’s communications with Bank, or each Debtor’s agreements, instruments, and other documents.  Each Debtor, each Other Guarantor and each Junior Lender hereby waives any claims (including causes of action, counterclaims or defenses) against Bank and its agents, including, without limitation, its consultants and attorneys relating to the discussions, releases and disclosures permitted by this Section 5.

6.            Separate Entities.  (a)  Bank is not, and is not to be construed or deemed to be, a successor of any Debtor, it being understood and agreed that Bank shall not and does not by virtue of this Agreement or Debtors’ authorizations and consents under this Agreement, assume or agree to assume any liability whatsoever of any Debtor, nor does Bank assume or agree to assume any obligation of any Debtor under any contract, lease, agreement, indenture or any other document to which any Debtor is a party, by which each Debtor is or may be bound, or which in any manner affects the Subject Collateral, or any part thereof.

(b)            Neither Bank nor any Debtor, Other Guarantor or Junior Lender intend hereby to create a partnership, either general or limited, or a joint venture, and neither this Agreement nor the manner in which title to the Subject Collateral, or any part thereof, is held or conveyed shall cause Bank to be partners, either general or limited, or joint venturers with any Debtor, Other Guarantor or Junior Lender.  In exercising its rights under this Agreement and the other Loan Documents, Bank is not acting as the agent of any Debtor, Other Guarantor or Junior Lender and does not assume and will not be deemed to have assumed any agency obligation toward, or relationship of agency or trust with or for, any Debtor, Other Guarantor or any Junior Lender.

(c)            Each Debtor, each Other Guarantor and each Junior Lender acknowledges and agrees that any and all indicia of ownership of any of the Subject Collateral held at any time by Bank are held primarily to protect a Lien of Bank on the Subject Collateral and that the rights and authority granted to Bank hereunder are granted solely for the purposes of mitigating defaults by Borrowers under the Loan Documents and for preserving, or preventing the diminution of, the value of the Subject Collateral and are granted to enable Bank to exercise those rights or remedies to which Bank is entitled by law or under warranties, covenants,conditions, representations or promises contained in the Loan Documents.  Each Debtor, each Other Guarantor and each Junior Lender further acknowledges that neither the rights and authority granted Bank herein or in the Loan Documents, nor the exercise by Bank of such rights or authority constitutes or shall constitute Bank “participating in the management of any facility” as such terms are used in the federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §9601 et. seq.and that nothing herein or in the Loan Documents confers or shall be deemed to confer upon Bank the obligation or authority to (i) exercise decision making control over any Debtor’s or Other Guarantor’s environmental compliance or (ii) exercise, assume or manifest responsibility for the overall management of the business of any Debtor or any Other Guarantor or all or substantially all of the operational conditions of any Debtor’s or Other Guarantor’s business, including, without limitation, environmental compliance.  Each Debtor, each Other Guarantor and each Junior Lender further acknowledges that the exercise of Bank’s rights and authority granted to Bank herein and in the Loan Documents constitutes “foreclosure” as that term is defined in 42 U.S.C. §9601(E) and that, as a result, Bank would not be an “owner or operator” of the Subject Collateral by operation of 42 U.S.C. §9601(E).

7.            Application of Proceeds of Sale; Treasury Management Agreements.  Upon receipt of the proceeds of sale of the Subject Collateral, Bank shall apply such proceeds toward the Obligations as provided in the Credit Agreement.  Each Debtor hereby agrees that all Treasury Management Agreements remain and full force and effect and that Bank retains all of its rights thereunder.  Without limiting the generality of the foregoing, Bank shall be entitled, notwithstanding anything to the contrary in the Treasury Management Agreements, to close any and all deposit accounts of Borrowers and Corporate Guarantors upon notice to Borrowers and Corporate Guarantors.

8.            Release; Expenses.

(a)            Each Debtor, each Other Guarantor and each Junior Lender, for itself, himself, herself and its, his and her respective heirs, executors, successors and assigns, forever releases, discharges and waives any and all claims, liabilities, and causes of action that any one or more them had, has or may in the future have against Bank or against its officers, directors, shareholders, Affiliates, employees, agents, consultants, and attorneys (or against the respective officers, directors, shareholders, employees or agents of Bank’s Affiliates) and all damages, expenses, liabilities and costs in connection therewith.  The foregoing release does not release or discharge, or operate to waive performance by, Bank of its express agreements and obligations, if any, stated in this Agreement which arise on and after the date of this Agreement.  In entering into this Agreement, Bank admits of no such liability of any sort to any Debtor, Other Guarantor or Junior Lender.

(b)            Each Debtor, each Other Guarantors and each Junior Lender further agrees that all costs, attorneys’ fees, other fees and expenses Bank incurs in connection with any disposition or attempted disposition of the Subject Collateral (including, without limitation, all expenses incurred by Bank to maintain and preserve the Subject Collateral) shall be added to theObligations, all such costs, fees and expenses constituting reasonable expenditures required in connection with such disposition.

(c)            The obligations of Bank under this Agreement are solely the corporate obligations of Bank.  No recourse shall be had for the payment of any amount owing in respect to this Agreement or for any other obligation or claim arising out of or based upon this Agreement against any stockholder, employee, officer, director, agent, consultant or attorney of Bank.

9.            Other Documents.  Contemporaneously with the execution of this Agreement, Debtors shall cause the following to be delivered to Bank:  a Certificate Regarding Resolutions for each Borrower, Corporate Guarantor and Other Guarantor in the forms acceptable to Bank, together with the resolutions set forth therein. Each Debtor, each Other Guarantor and each Junior Lender shall, from time to time hereafter, at the request of Bank and without further cost or expense to Bank, prepare, execute and deliver to Bank such other instruments of conveyance and transfer and will take such other actions as Bank requests so as to more effectively enable Bank to collect the Subject Collateral or as may otherwise be necessary to consummate the transactions contemplated hereby.  Upon request by Bank, Debtors shall give Bank and Bank’s designees written notice of Debtor’s good faith projection of the Loan Obligations, the Cut-Off Time OD and the Float, in each case as of the Closing Date and Time, as well as a report regarding whether and to what extent any amounts have been drawn against the Resolve Letters of Credit since the Effective Date; provided, however, that these written notices and reports shall be informational only and shall not be binding on any Person; all capitalized terms used in this sentence and not defined herein or in the Credit Agreement shall be defined in Schedule I.

10.            Non-Waiver of Rights or Remedies.  The failure or delay by Bank to exercise any of its rights or remedies hereunder, under any of the Loan Documents, or under applicable law, shall not constitute a waiver of such rights or remedies, nor shall a waiver of any such right or remedy on one occasion be deemed a continuing waiver or preclude exercise of any other rights or remedies.  All rights and remedies of Bank in this Agreement will be cumulative, and none of these rights or remedies will be exclusive of any other right or remedy allowed at law or in equity or in any other agreement, instrument, or document, and all of these rights and remedies may be exercised and enforced concurrently.  Nothing in this Agreement requires Bank to proceed with the sale of the Subject Collateral, all parties hereto agreeing that Bank shall have the right to rescind any notices of the Private Sale and cancel, delay or postpone the Private Sale.

11.            No Reliance by Third Parties. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies on any Person other than Borrowers and Bank and their permitted heirs, executors, successors and assigns except insofar as the effect of Sections 3(c), 5and 8.

12.            Waiver of Trial by Jury.  Each Debtor, Other Guarantor, Junior Lender, and Bank waive trial by jury with respect to any action, claim, suit or proceeding in respect of or arising out of this Agreement or the transactions contemplated hereby.

13.            Bankruptcy.  If any Debtor or Other Guarantor files or has filed against it a petition in bankruptcy or seeks relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the “Bankruptcy Code”), Bank thereupon will have the right to request any or all of: (a) immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or any stay or other restriction on Bank’s rights under this Agreement, under the Loan Documents, or under any of the Bankruptcy Court’s equitable powers, (b) a termination of the exclusive period under Section 1121 of the Bankruptcy Code, or (c) a dismissal of the bankruptcy case or proceeding.  Nothing in this Agreement shall be deemed in any way to limit or restrict any of Bank’s rights to seek in a Bankruptcy Court or any other court of competent jurisdiction any relief Bank may deem appropriate in the event that a voluntary or involuntary petition under any title of the Bankruptcy Code is filed by or against any Borrower.  The properties which each Debtor and Other Guarantor has encumbered and which are subject to the Lien of Bank include all cash, cash equivalents, or cash collateral, as the term cash collateral is defined in Section 363 of the Bankruptcy Code, which accrues from such properties or is owned by any Debtor or other Guarantor, and upon the filing of any bankruptcy case naming any Debtor or Other Guarantor or any successor to such Debtor or other Guarantor as a debtor, neither any Debtor, any Guarantor, nor such successor thereto shall have any right to use any such cash, cash equivalents or cash collateral, except with consent of Bank or permission of the Bankruptcy Court.  Each Debtor and Other Guarantor further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Agreement have been made by each Debtor as a specifically bargained for, material inducement to Bank to enter into this Agreement, that Bank is relying on such representations and warranties, has changed and will continue to change its position in reliance thereon and that Bank would not have entered into this Agreement without such representations, acknowledgments, agreements and warranties.  Solely for the purpose of this Section 13, “Debtor” does not include Individual Guarantor.

14.            Complete Agreement; Inconsistencies.  This Agreement is a Loan Document.  This Agreement and the other Loan Documents are the entire agreement between the parties regarding the subject matter of this Agreement.  This Agreement supersedes all previous written and oral negotiations, understandings and agreements (exclusive of the other Loan Documents) regarding the subject matter of this Agreement.  To the extent that the provisions of this Agreement conflict with the provisions of the other Loan Documents, the provisions of this Agreement will control and the Loan Documents will be deemed to be amended hereby.

15.            Severability. If any term of this Agreement is found invalid under Ohio law (or laws that apply regardless of the parties’ agreement as to which laws apply) by a court with jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining terms of this Agreement.

16.            Applicable Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Ohio (without regard to Ohio conflicts of laws principles).

17.            General. Any notice, certificate, request, notification and other communication required, permitted or contemplated hereunder must be in writing and given in accordance with the Credit Agreement.  The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.  This Agreement may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Agreement may be signed by facsimile signatures, and if so signed, (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes.  This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors, assigns and trustees, as the case may be except that only Bank may assign its rights or delegate its duties under this Agreement.  At no time shall the prior or subsequent course of conduct by any party to this Agreement directly or indirectly limit, impair or otherwise adversely affect any of the parties’ rights or remedies in connection with this Agreement or any of the documents, instruments and agreements executed in connection herewith, as the parties hereto agree that this Agreement and the documents, instruments and agreements executed in connection herewith shall only be amended by written instruments executed by the applicable parties hereto.  Each party to this Agreement declares that the terms of this Agreement have been completely read and are fully understood and voluntarily accepted, each has had the opportunity to consult with legal counsel.

18.            CHOICE OF FORUM.  AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT, EACH DEBTOR, OTHER GUARANTOR, JUNIOR LENDER, AND BANK  AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF, ARISING OUT OF OR RELATING TO THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE LOAN COLLATERAL AND INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, WILL BE INITIATED AND PROSECUTED AS TO BOTH PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT ANY COURT SITTING IN THE CITY OF CINCINNATI, STATE OF OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER.  BANK AND EACH DEBTOR, EACH OTHER GUARANTOR AND EACH JUNIOR LENDER CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO, HAVING JURISDICTION OVER THE SUBJECT MATTER.  EACH DEBTOR, EACH OTHER GUARANTOR AND EACH JUNIOR LENDER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED UNDER THIS AGREEMENT, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

[The remainder of this page is intentionally left blank.  Signatures are on the following page.]

IN WITNESS WHEREOF, this Agreement has been executed to be effective as of the Effective Date.

FIFTH THIRD BANK

By:
Name:
Title:

Borrowers:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

RESOLVE STAFFING, INC.	EMPLOYEE LEASING SERVICES, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PERSONNEL SERVICES, LLC	FIVE STAR STAFFING, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

FIVE STAR STAFFING (NEW YORK), INC.	AMERICAN STAFFING RESOURCE, LTD.

By: Resolve Staffing, Inc., Sole Member

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

STEVE’S STAFFING, LLC	ELS HUMAN RESOURCE SOLUTIONS, INC.

By: Resolve Staffing, Inc., Sole Member

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS OUTSOURCE SERVICES, INC.	ELS ADVANTAGE, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS EMPLOYER SERVICES, INC.

/s/ Ronald E. Heineman,
Ronald E. Heineman,
President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PAYROLL SOLUTIONS, INC. ELS HR SOLUTIONS, INC.

/s/ Ronald E. Heineman,
Ronald E. Heineman,
President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

PREMIER HR SERVICES, INC. ELS HUMAN RESOURCES, INC.

/s/ Ronald E. Heineman,
Ronald E. Heineman,
President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

FOXSTAR, INC. MANDALAY SERVICES, INC.

/s/ Ronald E. Heineman,
Ronald E. Heineman,
President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

INTEGRATED PAYROLLSOLUTIONS, INC.	ELS, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

Corporate Guarantors:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PERSONNEL SERVICES, INC.	ROCKMOR GROUP, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

LUXOR SOLUTIONS, INC.	STREAMLINE MANAGEMENT, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RIO SERVICES, INC.	IMPERIAL HUMAN RESOURCES, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PAYROLL MANAGERS, INC.	ELS HR, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

DIVERSIFIED SUPPORT SYSTEMS, LLC	ELS TEMPORARY SOLUTIONS, INC.

By: Resolve Staffing, Inc., Sole Member

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

FIDELITY CAPITAL, INC.	POWER PERSONNEL LLC

By: Resolve Staffing, Inc., Sole Member

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RESOLVE HR SOLUTIONS, INC.	ALLSTAFF, INC.

/s/ Ronald E. Heineman,	/s/ Ronald E. Heineman
Ronald E. Heineman,	Ronald E. Heineman
President	President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RESOLVE PARTNERS, LLC

By:  _____________________________
Name: ___________________________
Title: ____________________________

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

Individual Guarantor:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RONALD E. HEINEMAN
Other Guarantors:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RESTAURANT MANAGEMENT GROUP, LLC

/s/ Ronald E. Heineman,
Ronald E. Heineman,
Member
SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

W.H. 2, LLC

/s/ Ronald E. Heineman,
Ronald E. Heineman,
Manager

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

Junior Lenders:

RONALD E. HEINEMAN, individually	BARBARA L. HEINEMAN, individually
RONALD E. HEINEMAN, as “Agent” for himself and the “Secured Parties” under (a) Security Agreement dated October 1, 2006 by and among ELS Human Resource Solutions, Inc. and Resolve Staffing, Inc. and certain of their subsidiaries, Ronald E. Heineman, The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara L. Heineman, Trustee, or successor and William J. Walton and (b) Pledge Agreement dated October 1, 2006 by and among Resolve Staffing, Inc., ELS  Human Resource Solutions, Inc. and certain of their subsidiaries, Ronald E. Heineman, The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara L. Heineman, Trustee, or successor and William J. Walton
BARBARA L. HEINEMAN, Trustee of The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002
WILLIAM J. WALTON

SIGNATURE PAGE OF 12 TO
DISPOSITION AGREEMENT
(Resolve Staffing, et al.)

SCHEDULE I

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”) is entered into to be effective as of  January 28, 2008 (the “Effective Date”), by and between Fifth Third Bank, an Ohio banking corporation (“Seller”), and Koosharem Corporation, a California corporation, dba Select Staffing (“Buyer”).

Recitals

A.            Seller entered into a Credit Agreement, dated as of March 30, 2007 (together with any amendments thereto, the “Credit Agreement”), and other Loan Documents (as defined in the Credit Agreement) (collectively with the Credit Agreement, the “Loan Documents”) with the entities listed on Exhibit Aattached hereto as Resolve Borrowers (collectively, the “Resolve Borrowers”).  The Resolve Borrowers executed a Security Agreement, dated March 30, 2007, to secure their respective obligations under the Credit Agreement and other Loan Documents (the “Resolve Borrowers Security Agreement”).

B.            As a condition of the Credit Agreement, the entities listed on Exhibit Aattached hereto as Resolve Corporate Guarantors (the “Resolve Corporate Guarantors”) executed a Guaranty, dated March 30, 2007, of the obligations of the Resolve Borrowers under the Credit Agreement and other Loan Documents for the benefit of Seller (the “Resolve Corporate Guaranty”).  The Resolve Corporate Guarantors executed a Security Agreement, dated March 30, 2007, to secure their respective obligations under the Resolve Corporate Guaranty (the “Resolve Corporate Security Agreement” and collectively with the Resolve Borrowers Security Agreement, the “Resolve Security Agreements”).

C.            As a condition of the Credit Agreement, Ronald E. Heineman (“Individual Guarantor”) executed a Guaranty, dated March 30, 2007, of the obligations of the Resolve Borrowers under the Credit Agreement and the other Loan Documents for the benefit of Seller.

D.            Each of Restaurant Management Group, LLC, an Ohio limited liability company (“RMG”), and W.H. 2, LLC, an Ohio limited liability company (“WH2”), executed a Guaranty, dated September 28, 2007 guaranteeing, subject to the terms therein, the obligations of the Resolve Borrowers under the Credit Agreement and the other Loan Documents for the benefit of Seller.

E.            Resolve Partners LLC, an Ohio limited liability company (“Resolve Partners” and collectively with the Resolve Borrowers and the Resolve Corporate Guarantors, the “Resolve Loan Parties”, and collectively with the Resolve Borrowers and the Resolve Corporate Guarantors, the Individual Guarantor, RMG and WH2, the “Resolve Entities”), executed a Joinder Agreement, dated September 28, 2007, pursuant to which Resolve Partners, among other things, assumed and agreed to perform all of the terms, restrictions, obligations and conditions of (i) a Guarantor (as defined in the Resolve Corporate Guaranty) under the Resolve Corporate Guaranty and (ii) a Debtor (as defined in the Resolve Corporate Security Agreement) under the Resolve Corporate Security Agreement.

F.            The Resolve Security Agreements granted to Seller security interests in the Assets (as hereinafter defined).

G.            Certain defaults and events of default occurred under the Credit Agreement and the other Loan Documents and the Resolve Borrowers, the Resolve Corporate Guarantors, Individual Guarantor and Seller entered into a Forbearance and Reaffirmation Agreement dated as of September 28, 2007(the “Forbearance Agreement”).

H.            Certain Forbearance Defaults (as defined in the Forbearance Agreement) occurred and exist as of the Effective Date, including due to the failure of the Obligations (as defined in the Credit Agreement) (the “Obligations”) to be repaid in full by December 31, 2007.

I.            Pursuant to a Disposition Agreement, dated as of even date herewith, among the Resolve Entities, Seller and the other parties thereto (the “Disposition Agreement”), the Resolve Loan Parties have consented to and authorized Seller’s foreclosure on the Assets (as hereinafter defined).  For purposes of this Agreement, “foreclosure” means Seller’s exercise of its rights in the Assets as collateral as a secured party after the debtors’ default, sending notice to the creditors of the debtors enumerated in this Agreement of Seller’s intention to sell the Assets at a private sale pursuant to Article 9 of the Uniform Commercial Code (“Article 9”) and selling the Assets at such private sale. For the avoidance of doubt, for purposes of this Agreement, “foreclosure” shall not mean a judicial sale of the Assets.

J.            Seller desires to sell, and Buyer desires to purchase, the Assets pursuant to a private sale by a secured party after the debtors’ default in accordance with Article 9.

Agreement

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer, intending to be legally bound, hereby agree as follows:

1.            Purchase of Assets.  On the Closing Date and Time (as hereinafter defined), Seller shall sell, transfer and convey to Buyer, and Buyer shall purchase from Seller, all of the Resolve Loan Parties’ right, title and interest in and to all of the property more fully described in Exhibit Battached hereto (the “Assets”), pursuant to the provisions for the sale of collateral by a secured party, after the debtors’ default and the secured party’s foreclosure, under Article 9 (the “Article 9 Sale”).  Buyer and Seller agree that Buyer shall have the right to assign its rights under this Agreement, in whole or in part, to one or more existing or newly formed entities affiliated with Buyer to be formed prior to the Closing Date and Time, to be designated by Buyer in writing (“Buyer Assignees”), provided thatBuyer shall remain liable for all of the obligations of Buyer provided for in this Agreement and all documents, instruments and agreements executed in connection with this Agreement by or on behalf of Buyer.

2.            Purchase Price.  The purchase price for the Assets (the “Purchase Price”) shall consist of (a) cash consideration in an amount equal to (i) the principal, interest, fees, costs and expenses as reflected on Seller’s records with respect to the Obligations as of the Closing Date and Time (the “Loan Obligations”) and (ii) the aggregate amount of the overdrafts in the deposit accounts of the Resolve Loan Parties with Seller as of the end of the Business Day (as defined in the Credit Agreement) immediately preceding the Closing Date and Time (the “Cut-Off Time”) as reflected on Seller’s records (the “Cut-Off Time OD”) (the sum of (i) and (ii) being, the “Cash Consideration”); (b) Buyer’s (i) covenant and agreement, and the guaranty of such covenant and agreement by the Select Guarantors (as hereinafter defined), to indemnify Seller for any amounts actually drawn on certain letters of credit (the “Resolve Letter of Credit Indemnification Obligations”) issued pursuant to the Loan Documents and more particularly described on Exhibit Cattached hereto (the “Resolve Letters of Credit”) and (ii) covenant and agreement to replace each of the Resolve Letters of Credit prior to the date stated next to the particular Resolve Letter of Credit on Exhibit Cattached hereto by which Seller must give notice to the beneficiary of non-renewal of such Resolve Letter of Credit unless Buyer shall have notified Seller prior to such date of Buyer’s election not to replace any Resolve Letter(s) of Credit, in which case (A) Seller shall give all notices required to cause such Resolve Letter(s) of Credit not to be renewed and (B) Buyer and the Select Guarantors shall be responsible for the Resolve Letter of Credit

Indemnification Obligations arising from any draws on such Resolve Letter(s) of Credit; and (c) Buyer’s express covenant and agreement, and the guaranty of such covenant and agreement by the Select Guarantors, upon receipt of written notice by Buyer in accordance with Section 6 hereof, to indemnify Seller for (i) all checks and other items drawn on, and electronic payment orders made by third parties against, the Resolve Loan Parties’ deposit accounts at Seller as such checks and other items and payment orders (“Presentments”) are presented to Seller for payment, and which such Presentments were not presented to Seller for payment prior to the Cut-Off Time (the “Float”) and all service fees and expenses for the operation of the such deposit accounts and (ii) the full face amount of all checks, drafts or other instruments payable to the Resolve Loan Parties for which Seller has given the Resolve Loan Parties credit against the Obligations as of the Closing Date and Time, which on or after the Closing Date and Time are dishonored or returned to Seller or which remain unpaid for any reason whatsoever, and all reversals or cancellations of payment orders or other electronic funds transfers for which Seller has given credit against the Obligations as of Closing Date and Time, and all reasonable costs and expenses (including reasonable attorneys’ fees) related thereto.  Notwithstanding anything to the contrary herein, but subject to Section 11(c)(vii), the parties agree as follows:  (1) to the extent that the sum of the Loan Obligations plusthe Cut-Off Time OD plusthe Float is less than $29,000,000, the following shall apply:  (A) if the sum of the Loan Obligations plusthe Cut-Off Time OD is less than $25,000,000, the Buyer Note will be in the amount equal to the sum of the Loan Obligations plusthe Cut-Off Time OD; and (B) if the sum of the Loan Obligations plusthe Cut-Off Time OD is more  than $25,000,000, the Buyer Note will be in the amount of $25,000,000 and Buyer will also pay to Seller in cash the difference between (x) the sum of Loan Obligations plusthe Cut-Off Time OD and (y) $25,000,000 on the Closing Date and Time; and (2) to the extent that the sum of the Loan Obligations plusthe Cut-Off Time OD plusthe Float is more than $29,000,000, the Buyer Note will be in the amount equal to (x) $25,000,000 plus(y) if the sum of the Loan Obligations plusthe Cut-Off Time OD is more than $25,000,000, the difference between (I) the sum of the Loan Obligations plusthe Cut-Off Time OD plusthe Float and (II) $29,000,000; and if the sum of the Loan Obligations plusthe Cut-Off Time OD is more than $25,000,000, Buyer will pay the difference between (XX) the sum of the Loan Obligations plusthe Cut-Off Time OD and (YY) the Buyer Note in cash to Seller on the Closing Date and Time.  For the avoidance of doubt, the Float will be paid for as provided in Section 6 and in the Agreement Regarding Letters of Credit and Deposit Accounts Related Obligations as referenced therein.

3.            Buyer Credit Facility.  Pursuant to Section 2.25 of the First Lien Credit and Guaranty Agreement, dated as of July 12, 2007, among Buyer, the following affiliates of Buyer: Real Time Staffing Services, Inc., Select Temporaries, Inc., Select Personnel Services, Inc., Professional Business Technologies, Inc., K.T., Inc., Koosharem Corporation of Texas, New Staff, Inc., Select Corporation, Pay Services Corp., Salary Services, Inc., JRI Coast, Inc., JRI Staffing, Inc., Western Staffing Solutions, Inc., RemedyTemp, Inc., Remedy Temporary Services, Inc., Remedy Intelligent Staffing, Inc., Remx, Inc., Remedy Intelligent Staffing Canada, Inc., Remedy Insurance Group, Ltd. and Ablest Inc. (the “Select Guarantors”), the various lenders named therein, Bank of the West, as Administrative Agent, Collateral Agent, Documentation Agent, Co-Lead Arranger and Co-Bookrunner, and BNP Paribas Securities Corp., as Co-Lead Arranger and Co-Bookrunner (the “Buyer Credit Facility”), prior to the Closing Date and Time, Buyer shall take all steps necessary to request an increase in the Term Loan Commitments (as defined in the Buyer Credit Facility) by an amount equal to the CashConsideration for Buyer to purchase the Assets in a Permitted Acquisition (as defined in the Buyer Credit Facility).  Once all conditions to consummation of the transactions contemplated by this Agreement, as set forth in Section 11 hereof, shall have been satisfied, or, to the extent permitted by applicable law, waived, Seller agrees to execute and deliver to the Administrative Agent (as defined in the Buyer Credit Facility) a Joinder Agreement (as defined in the Buyer Credit Facility) in substantially the form attached as Exhibit N to the Buyer Credit Facility and all other documentation reasonably requested by Buyer (as “Borrower” under the Buyer Credit Facility) and the Administrative Agent in connection with Seller becoming a Lender (as defined in the Buyer Credit Facility) under the Buyer Credit Facility, and to join, no later than the Closing Date and Time, the Buyer Credit Facility as a Lender to make a Term Loan (as defined in the Buyer Credit Facility) (“Seller’s Term Loan”) to Buyer in the amount of the Cash Consideration.  Seller’s Term Loan to Buyer pursuant to the Buyer Credit Facility shall be used to pay the Cash Consideration, and upon making of the Seller’s Term Loan, Buyer shall issue to Seller, pursuant to the Buyer Credit Facility, a promissory note evidencing Seller’s Term Loan to Buyer in the amount of the Cash Consideration (the “Buyer Note”).  The Buyer Note shall be substantially in the form of Exhibit B-1 to the Buyer Credit Facility and shall be guaranteed by the Select Guarantors in accordance with the Buyer Credit Facility.

4.            Notice of Article 9 Sale.  Promptly after Buyer’s and Seller’s execution and delivery of this Agreement and the execution and delivery by Seller, the Resolve Entities and the other parties thereto of the Disposition Agreement, Seller shall provide notice of the Article 9 Sale (each a “Notice” and collectively, the “Notices”), which Notices shall be substantially in the form attached hereto as Exhibit D, to the persons and entities set forth on Exhibit Eattached hereto.

5.            Closing Date and Time.  Subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions to consummation of the transactions contemplated hereby as set forth in Section 11 hereof, the sale of the Assets shall be effective as of 12:01 a.m. on February 8, 2008, or such other date and time on which Buyer and Seller shall mutually agree, provided the conditions set forth in Section 11 hereof are then satisfied or waived and such date and time is on or after the tenth day after the day on which Seller sends the last Notice (such date and time at which the transactions contemplated hereby are actually consummated are referred to herein as the “Closing Date and Time”).

6.            Payment of Purchase Price.  Buyer shall pay the Purchase Price to Seller as follows:  On the Closing Date and Time, Buyer shall deliver to Seller (a) the Buyer Note and  cash in the amounts set forth in the second sentence of Section 2, and (b) agreement, also executed by the Select Guarantors as to the Select Guarantors’ guaranty of such agreement, to pay when due any amounts owed to Seller pursuant to clauses (b) and (c) of Section 2 hereof (such agreement, as set forth on Exhibit Fhereto the “Agreement Regarding Letters of Credit and Deposit Accounts Related Obligations”) (items (a) and (b) collectively, the “Buyer Closing Deliveries”).  For the avoidance of doubt, the Cash Consideration shall be deemed paid to Seller as part of the direct consideration for the Article 9 Sale, and Seller’s Term Loan to Buyer in the amount of the Cash Consideration shall be evidenced by the Buyer Note.  Any amounts required to be paid by Buyer and Seller pursuant to clauses (b) and (c) of Section 2 hereof shall be paid by Buyer, by wire transfer of immediately available funds to an account designated by Seller, within one Business Day (as defined in the Loan Documents) of notice thereof by Seller, which notice shall be accompanied by documentation in form and substance reasonably acceptable to Buyer to evidence that such amounts are owed.

7.            Delivery.  Buyer and Seller acknowledge that most of the Assets are intangible and, accordingly, the Assets shall be deemed to remain at the various locations of the Resolve Loan Parties until the transfer thereof to Buyer at the Closing Date and Time.

8.            Commercially Reasonable Efforts; Further Assurances.  Buyer and Seller shall use their respective commercially reasonable efforts to cause the transactions contemplated hereby to be consummated, subject to Section 5, as soon as practical to the extent permitted by applicable law.  To the extent Assets or proceeds of Assets do not transfer to Buyer on the Closing Date and Time, Seller agrees to use commercially reasonable efforts to execute and deliver such other instruments of conveyance and to take such other action as may be necessary to transfer the Assets or proceeds of Assets to the Buyer, provided that such execution, delivery and action shall be at Buyer’s expense, and Seller shall not be required to do anything that Seller believes in good faith would expose Seller to liability.

9.            Bill of Sale.  On the Closing Date and Time, Seller shall execute and deliver to Buyer a Secured Party Bill of Sale for the Assets memorializing the sale, transfer, and conveyance of the Assets on an “as is, where is” basis except for the limited warranties set forth herein (the “Bill of Sale”), which Bill of Sale shall be in the form of Exhibit Gattached hereto.

10.            Proceeds of  Assets.  To the extent Seller receives any payments with respect to accounts receivable or any other payments after the Closing Date and Time and such payments or funds are Assets or proceeds of Assets (including, without limitation, insurance proceeds, tax refunds, payments on receivables and similar items), Seller shall promptly notify Buyer and pay such amounts to Buyer by wire transfer of immediately available funds to an account designated by Buyer within one Business Day of receipt thereof by Seller.  Seller shall establish such appropriate internal controls to ensure that the amounts, if any, due to Buyer under this Section 10 will be transferred to Buyer as provided herein.

11.            Conditions to Closing.  Notwithstanding anything herein to the contrary:

(a)            The obligations of each of Buyer and Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction or, to the extent permitted by applicable law, waiver of each of the following conditions:

(i)            No case shall have been commenced by or against any of the Resolve Loan Parties under the Bankruptcy Code;

(ii)            The Article 9 Sale shall not have been enjoined by a court of competent jurisdiction;

(iii)            None of the Resolve Entities’ shall have revoked the Disposition Agreement prior to the Closing Date and Time; and

(iv)            No secured creditor of any of the Resolve Loan Parties (other than Keltic Financial Partners, LP or its affiliates) or any governmental authority that, in either such case, is owed (or reasonably claims to be owed) more than $500,000 shall have challenged in writing the Article 9 Sale, whether or not such challenge is asserted by the filing of a lawsuit;

(b)            The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction or, to the extent permitted by applicable law, waiver of each of the following conditions:

(i)            Buyer shall have complied, in all material respects, with all covenants and agreements of Buyer set forth herein;

(ii)            The representations and warranties of Buyer set forth in Section 12 hereof shall be true and correct in all material respects;

(iii)            Seller shall have received a certificate of Buyer, dated as of the Closing Date and Time, executed by a duly authorized officer of Buyer, certifying the satisfaction of the conditions set forth in clauses (b)(i) and (b)(ii) of this Section 11;

(iv)            Buyer shall have delivered all of the Buyer Closing Deliveries, duly executed by an authorized representative of Buyer;

(v)            Buyer shall have executed and delivered to Seller the acknowledgement to the Bill of Sale; and

(vi)            Buyer shall have requested an increase in the Term Loan Commitments under the Buyer Credit Facility as provided in Section 3 hereof and at least ten (10) business days shall have elapsed following such request.

(c)            The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction or, to the extent permitted by applicable law, waiver, of each of the following conditions:

(i)            Seller shall have complied, in all material respects, with all covenants and agreements of Seller set forth herein;

(ii)            The representations and warranties of Seller set forth herein shall be true and correct in all material respects;

(iii)            Seller shall have given Notice of the Article 9 Salepursuant to Section 4 of this Agreement;

(iv)            Buyer shall have received a certificate of Seller, dated as of the Closing Date and Time, executed by a duly authorized officer of Seller, certifying the satisfaction of the conditions set forth in clauses (c)(i), (c)(ii) and (c)(iii) of this Section 11;

(v)            Seller shall havedelivered all documents and instruments required to be delivered by Seller hereunder, duly executed by an authorized representative of Seller, including all documentation required for Seller to become a Lender under the Buyer Credit Facility;

(vi)            Seller has delivered the Bill of Sale, duly executed by an authorized representative of Seller; and

(vii)            The sum of the Loan Obligations, plusthe Cut-Off Time OD plusthe Float does not exceed $30,000,000 plusthe amount, if any, of the draws on the Resolve Letters of Credit made after the date of this Agreement and prior to the Closing Date and Time; provided that, if sum of the Loan Obligations, plusthe Cut-Off Time OD plusthe Float exceeds $30,000,000 plusthe amount, if any, of the draws on the Resolve Letters of Credit made after the date of this Agreement and prior to the Closing Date and Time (such excess being, the “Overage”), Seller shall have the option, in its sole discretion, without any obligation to do so, to require Buyer to consummate the sale transaction contemplated herein by agreeing not to require Buyer to pay the Overage as consideration for the sale of the Assets.

12.            Seller’s Limited Warranties; Limitations of Damages.  Seller represents and warrants to Buyer as follows:  (a) the transactions contemplated by this Agreement are valid and binding obligations of Seller, (b) the transactions contemplated by this Agreement do not conflict with or violate any provision of Seller’s organizational documents or any agreement to which Seller is a party or is otherwise bound, (c) Seller is the holder of the Loan Documents and has not transferred Seller’s interest in the Loan Documents or the Assets; (d) the copies of the Loan Documents, including without limitation the Forbearance and Reaffirmation Agreement, dated September 28, 2007, that Buyer’s counsel e-mailed to Seller’s counsel on January 23, 2008 are true and correct, and there have been no material written amendments or written modifications thereto; (e) as of the date of this Agreement, Seller has a perfected security interest in those Assets in which a security interest may be perfected by filing a financing statement, subject to bankruptcy, insolvency, reorganization, liquidation, readjustment of debt, receivership, moratorium, fraudulent conveyance, equitable subordination, equity of redemption, recharacterization or other similar legal principles now or hereafter in effect governing or affecting the rights and remedies of debtors and creditors generally, or general principles of equity, regardless of whether considered in a proceeding at law or in equity, and (f) Seller has not subordinated its security interests in the Assets to any third party and, to the actual knowledge of Richard Boman and Thomas J. Fischer, without any inquiry, other than as disclosed in the UCC and other lien searches and summaries thereof delivered to Buyer’s counsel prior to the Effective Date, no third party has a perfected security interest in the Assets that can be perfected by filing of a financing statement under Article 9 of the Uniform Commercial Code that has priority over the security interest of Seller in the Assets.  Other than the foregoing representations and warranties, SELLER MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER WITH RESPECT TO THE ASSETS, INCLUDING, BUT NOT LIMITED TO:  TITLE, MERCHANTABILITY; FITNESS FOR ANY PARTICULAR PURPOSE; DESIGN, QUALITY, CAPACITY, CONDITION OR WORKMANSHIP; COMPLIANCE OF THE ASSETS WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT; OR THE EXISTENCE OR NON-EXISTENCE OF ANY SECURITY INTERESTS, LIENS OR OTHER CLAIMS OF ANY THIRD PARTIES TO THE ASSETS.  BUYER AGREES THAT SELLER SHALL HAVE NO LIABILITY TO BUYER OR TO ANY PERSON CLAIMING BY OR THROUGH BUYER FOR ANY MATTER DISCLAIMED HEREBY, OR FOR ANY INCIDENTAL, CONSEQUENTIAL, OR OTHER DAMAGES OF ANY KIND WHATSOEVER, WHETHER ANY CLAIMS IS BASED UPON THEORIES OF CONTRACT, NEGLIGENCE OR TORT (INCLUDING STRICT LIABILITY); AS BETWEEN SELLER AND BUYER, THE ASSETS BEING TRANSFERRED “AS IS, WHERE IS.”

In consideration of the execution and delivery of this Agreement, and notwithstanding anything to the contrary in this Agreement, including Sections 14 and 25, the parties further agree as follows: (a) Seller makes no representations or warranties regarding the shares of KFT, Inc. stock (the “KFT Stock”) that are being sold to Buyer pursuant to the Article 9 Sale, (b)  Buyer agrees and covenants not to sue Seller with respect to any matter arising from KFT, Inc., including, without limitation, the liabilities and obligations of KFT, Inc. and the KFT Stock (including, without limitation, its sale pursuant to this Agreement), and (c) Buyer hereby indemnifies, exonerates and holds Seller and each of Seller’s officers, directors, employees, attorneys, affiliates, and agents (collectively the “Indemnified Parties” and, individually, an “Indemnified Party”) free and harmless from and against any and all actions, causes of action, suits, demands, investigations, obligations, judgments, losses, costs, liabilities, damages, and expenses (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), including, without limitation, reasonable attorneys’ fees, which are incurred by, accrued, asserted, made or brought against, charged to, or recoverable from the Indemnified Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of, KFT, Inc., including, without limitation, the liabilities and obligations of KFT, Inc. and the KFT Stock (including, without limitation, its sale pursuant to this Agreement).

Buyer hereby represents and warrants to Seller as follows as of the date hereof and as of the Closing Date and Time:

Buyer understands that the KFT Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws.  Buyer also understands that KFT Stock is being offered and sold pursuant to an exemption from registration contained in the Securities Act and any applicable state securities laws, based in part upon Buyer’s representations and warranties contained in the Agreement, including as follows:

(a)            Buyer has substantial experience in evaluating and investing in private placement transactions of securities so that Buyer is capable of evaluating the merits and risks of Buyer’s purchase of KFT Stock; Buyer has the capacity to protect Buyer’s own interests.  Buyer acknowledges it will bear the economic risk of this investment indefinitely unless KFT Stock is registered pursuant to the Securities Act and any applicable state securities laws, or an exemption from such registration is available.  Buyer also understands that there is no assurance that any exemption from registration under the Securities Act or any applicable state securities laws will be available.

(b)            Buyer is acquiring KFT Stock for its own account, for investment only, and not with a view towards further distribution, except that Buyer may assign KFT Stock to an entity which is wholly-owned by Buyer, which entity will represent and warrant to Buyer, prior to such assignment, that the entity will hold KFT Stock for its own account, for investment only, and not with a view towards any further distribution.

(c)            Buyer is aware of no publication of any advertisement in connection with the transactions contemplated by this Agreement (other than the Notices).

(d)            Buyer represents that it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act.

(e)            Buyer has had the opportunity to ask questions of Seller regarding the terms and conditions of this investment, and all such questions have been answered to the complete satisfaction of Buyer.

(f)            Buyer acknowledges and agrees that each certificate for KFT Stock shall be imprinted with a legend in substantially the following form:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY OTHER STATE OR JURISDICTION AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED OR QUALIFIED UNDER THE ACT AND THE SECURITIES LAWS OF ANY OTHER APPLICABLE STATE OR JURISDICTION OR UNLESS THE ISSUER OF SUCH SECURITIES HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO IT AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

(g)            Buyer understands that no United States federal agency or any state agency or any other governmental agency has passed on or made any recommendation or endorsement of KFT Stock or the fairness or suitability of an investment in KFT Stock.

In consideration of the execution and delivery of this Agreement, and notwithstanding anything to the contrary in this Agreement, including Sections 14 and 25, the parties further agree as follows: (a) Seller makes no representations or warranties regarding the assets and collateral of Power Personnel, LLC (the “Power Collateral”) that are being sold to Buyer pursuant to the Article 9 Sale, (b)  Buyer agrees and covenants not to sue Seller with respect to any matter arising from the Power Collateral, including, without limitation, the liabilities and obligations owing to Keltic Financial Partners, LP or its affiliates (“Keltic”) by Power Personnel, LLC (the “Keltic Debt”), and (c) Buyer hereby indemnifies, exonerates and holds each of the Indemnified Parties free and harmless from and against any and all actions, causes of action, suits, demands, investigations, obligations, judgments, losses, costs, liabilities, damages, and expenses (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), including, without limitation, reasonable attorneys’ fees, which are incurred by, accrued, asserted, made or brought against, charged to, or recoverable from the Indemnified Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of, the Power Collateral and the Keltic Debt. Without limiting the foregoing, Buyer agrees, contemporaneously with the delivery of the Bill of Sale, to take such steps as are reasonably necessary to cause the security interests and liens of Keltic in and to the Power Collateral to be released and discharged, including by paying off the Keltic Debt.

13.            Buyer’s Representations and Warranties.  Buyer represents and warrants to Seller that (a) the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Buyer and are valid and binding obligations of Buyer, (b) the transactions contemplated by this Agreement do not conflict with or violate any provision of Buyer’s organizational documents or any agreement, including, without limitation, the Buyer Credit Facility, to which Buyer is a party or is otherwise bound, and (c) Buyer’s acquisition of the Assets pursuant to the Article 9 Sale is a Permitted Acquisition (as defined in the Buyer Credit Facility).

14.            Third Party Claims; Setoff.  In the event of any third party claims with respect to the Article 9 Sale (the “Third Party Claims”), (a) each of Buyer and Seller covenant and agree not to sue the other party with respect to the Third Party Claims and (b) Buyer agrees not to setoff against the Buyer Notes or otherwise under the Buyer Credit Facility with respect to any Third Party Claims.

15.            Termination.  This Agreement may be terminated prior to the Closing Date and Time and the obligations of the parties hereunder shall cease in the event that either (1) Buyer and Seller shall mutually agree in writing to terminate this Agreement or (2) either Buyer or Seller gives the other party written notice of termination of this Agreement in the event that the Closing Date and Time has not occurred on or prior to February 13, 2008.

16.            Governing Law; Venue; Jury Trial.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio (without regard to Ohio’s choice of law provisions).  Buyer agrees that the state and federal courts in Hamilton County, Ohio and any appellate courts have non-exclusive jurisdiction over all matters arising out of this Agreements and the documents, instruments and agreement executed in connection herewith.  SELLER AND BUYER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17.            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.  A facsimile or portable digital format (pdf) signature on any counterpart hereto shall be deemed an original for all purposes.

18.            Exhibits.  All exhibits to this Agreement are incorporated herein by reference and form an integral part of this Agreement.

19.            Severability.  If any part of this Agreement is held invalid, illegal or unenforceable, the remainder of this Agreement shall not in any way be affected.

20.          Agreement of Parties. This Agreement and the exhibits referred to herein contain the entire understanding of the parties with regard to the subject matter of this Agreement, and supersede all prior agreements or understandings between or among any of the parties hereto with respect to the subject matter of this Agreement.

21.          Amendments. No amendment, modification or waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the party against whom enforcement of such amendment, modification or waiver is sought.

22.          Waiver.  No delay by any party to this Agreement in the exercise of any of its rights or remedies shall operate as a waiver thereof, and no single or partial exercise by any partyto this Agreement of any such right or remedy shall preclude any other or further exercise thereof.  A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

23.            Specific Performance.  The parties hereto acknowledge that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law, in equity or, after the Closing Date and Time, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

24.                        Time.  Time shall be of the essence in and for purposes of this Agreement.

25.            Consequential Damages.  To the fullest extent not prohibited by law, each of the parties hereto waives and agrees not to assert any claim against the other under any theory for consequential, special, indirect or punitive damages.

26.            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto, and, without limiting the generality of the foregoing, all agreements, covenants and obligations of Buyer herein shall be binding on all Buyer Assignees.

[The remainder of this page is intentionally left blank.  Signatures are on the following page.]

IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed by their respective duly authorized representatives to be effective as of the Effective Date.

SELLER:

FIFTH THIRD BANK

By:
Printed Name:
Its:

BUYER:

KOOSHAREM CORPORATION

By:
Printed Name:
Its:

SIGNATURE PAGE TO
PURCHASE AGREEMENT
(Koosharem Corporation)

EXHIBIT A

Resolve Entities (State of Incorporation/Formation)

Resolve Borrowers
Resolve Staffing, Inc.(Nevada)
Employee Leasing Services, Inc.(Ohio)
ELS Personnel Services, LLC(Ohio)
Five Star Staffing, Inc.(Florida)
Five Star Staffing (New York), Inc.(New York)
American Staffing Resource, Ltd.(Ohio)
Steve’s Staffing, LLC(Ohio)
ELS Human Resource Solutions, Inc.(Ohio)
ELS Outsource Services, Inc.(Michigan)
ELS Advantage, Inc.(Michigan)
ELS Employer Services, Inc.(Michigan)
ELS Payroll Solutions, Inc.(Ohio)
ELS HR Solutions, Inc.(Florida)
Premier HR Services, Inc.(California)
ELS Human Resources, Inc.(Ohio)
Foxstar, Inc.(Michigan)
Mandalay Services, Inc.(Michigan)
Integrated Payroll Solutions, Inc.(Michigan)
ELS, Inc.(Ohio)

Resolve Corporate Guarantors
ELS Personnel Services, Inc.(Ohio)
Rockmor Group, Inc.(Michigan)
Luxor Solutions, Inc.(Michigan)
Streamline Management, Inc.(Michigan)
Rio Services, Inc.(Michigan)
Imperial Human Resources, Inc.(Michigan)
ELS Payroll Managers, Inc.(Ohio)
ELS HR, Inc.(Ohio)
Diversified Support Systems, LLC(Ohio)
ELS Temporary Solutions, Inc.(Ohio)
Fidelity Capital, Inc.(Ohio)
Resolve HR Solutions, Inc.(Ohio)
AllStaff, Inc.(Florida)
Power Personnel, LLC(Delaware)

Resolve Other Guarantors
Ronald E. Heineman
Restaurant Management Group, LLC(Ohio)
W.H. 2, LLC (Ohio)
Resolve Partners LLC(Ohio)

EXHIBIT B

Description of Assets to be Sold

The “Collateral”, as defined in the Resolve Borrowers Security Agreement and the “Collateral”, as defined in the Resolve Corporate Security Agreement, but not including any Ownership Interests (as defined in the Credit Agreement) in any of the Resolve Loan Parties or any subsidiaries of the Resolve Loan Parties, except for the Ownership Interests of Resolve Staffing, Inc. in KFT, Inc, as evidenced by the certificate(s) representing such ownership interests to be delivered by Seller to Buyer if received from the Resolve Loan Parties.

EXHIBIT C

Letter of Credit Obligations Subject to Certain Obligations of Buyer to Seller pursuant to Section 2(b) of the Purchase Agreement
(all letters of credit issued by Fifth Third Bank)

Original Face
Number	Beneficiary	Amount	Date by which
Fifth Third must
give notice of
non-renewal

5403881	University of Cincinnati	$ 50,000.00	February 29, 2008

5404696	National Union Fire	$ 263,000.00	November 26, 2008
Insurance Co., et al.

5403071	PEO Unit, Employer	$3,026,522.00	November 26, 2008
Service Division, Ohio
Dept. of Workers
Compensation

5404697	Employers Security	$ 250,000.00	October 31, 2008
Insurance Company

EXHIBIT D

Form of Notice

January 28, 2008

Notification of Disposition of Collateral

CERTIFIED MAIL, RETURN RECEIPT REQUESTED AND REGULAR MAIL

To:                       Persons and Entities Set forth on Annex I

From:                                 Fifth Third Bank
38 Fountain Square Plaza
MD # 1090Y2
Cincinnati, Ohio  45263

Name of Debtors:                                            See Schedule I(the “Debtors”)

On or after February 8, 2008, we will sell by private sale the property described on attached Schedule IIthat is subject to the respective Security Agreements, each dated March 30, 2007 with the Debtors.

You are entitled to an accounting of the unpaid indebtedness secured by the property that we intend to sell.  You may request an accounting by calling Mr. Thomas Fischer at (513) 534-5980.  Mr. Fischer’s contact information is:

Fifth Third Bank
38 Fountain Square Plaza
MD # 1090Y2
Cincinnati, Ohio  45263
tom.fischer@53.com
FIFTH THIRD BANK

By:	/s/ Thomas J. Fischer
Thomas J. Fischer
Vice President

ANNEX I

1.            Resolve Staffing, Inc.
Employee Leasing Services, Inc.
ELS Personnel Services, LLC
Five Star Staffing, Inc.
Five Star Staffing (New York), Inc.
American Staffing Resource, Ltd.
Steve’s Staffing, LLC
ELS Human Resource Solutions, Inc.
ELS Outsource Services, Inc.
ELS Advantage, Inc.
ELS Employer Services, Inc.
ELS Payroll Solutions, Inc.
ELS HR Solutions, Inc.
Premier HR Services, Inc.
ELS Human Resources, Inc.
Foxstar, Inc.
Mandalay Services, Inc.
Integrated Payroll Solutions, Inc.
ELS, Inc.
c/o Resolve Staffing, Inc.
3235 Omni Drive
Cincinnati, Ohio  45245
Attn:  Ronald E. Heineman

2.            ELS Personnel Services, Inc.
Rockmor Group, Inc.
Luxor Solutions, Inc.
Streamline Management, Inc.
Rio Services, Inc.
Imperial Human Resources, Inc.
ELS Payroll Managers, Inc.
ELS HR, Inc.
Diversified Support Systems, LLC
ELS Temporary Solutions, Inc.
Fidelity Capital, Inc.
Resolve HR Solutions, Inc.
AllStaff, Inc.
Power Personnel, LLC
Resolve Partners LLC
c/o Resolve Staffing, Inc.
3235 Omni Drive
Cincinnati, Ohio  45245
Attn:  Ronald E. Heineman

3.            Ronald E. Heineman
4826 Beechwood Farms Drive
Cincinnati, Ohio 45244

4.            Restaurant Management Group, LLC
3235 Omni Drive
Cincinnati, Ohio 45245
Attn:  Ronald E. Heineman
Fax No.: 513-943-4908

5.            W.H. 2, LLC
3235 Omni Drive
Cincinnati, Ohio  45245
Attn:  Ronald E. Heineman
Fax No.: 513-943-4908

6.            Information Leasing Corporation
1023 W. 8thStreet
Cincinnati, Ohio 45203

7.            Ronald E. Heineman, as Agent
3235 Omni Drive
Cincinnati, Ohio 45245

and

4826 Beechwood Farms Drive
Cincinnati, Ohio 45244

8.            Ronald E. Heineman, individually
3235 Omni Drive
Cincinnati, Ohio 45245

and

4826 Beechwood Farms Drive
Cincinnati, Ohio 45244

9.            Barbara L. Heineman, individually
3235 Omni Drive
Cincinnati, Ohio 45245

and

4826 Beechwood Farms Drive
Cincinnati, Ohio 45244

10.            Barbara L. Heineman, Trustee
3235 Omni Drive
Cincinnati, Ohio 45245

and

4826 Beechwood Farms Drive
Cincinnati, Ohio 45244

11.            William J. Walton
7438 Mizner Reserve Court
Bradenton, FL 34202

12.            CitiCapital Technology Finance, Inc.
1255 Wrights Lane
West Chester, PA 19380

13.            RBC Centura Bank
1549 Ringling Blvd.
Sarasota, FL 34236

14.            IRS, Attn: Technical Services Advisory Group Manager
Small Business/Self Employed Area #6
550 Main Street, Room 3417
Cincinnati, Ohio 45202

15.            Ohio Bureau of Employment Services
145 South Front Street
P.O. Box 923
Columbus, Ohio 43216-0923
Attn: Barbara Saylor, Representative of Wayne Sholes, Administrator

cc:            State of Ohio Bureau of Employment Services
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Bureau of Employment Services
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

16.            State of Ohio Bureau of Workers’ Compensation
BWC 30 W. Spring St.
Columbus, Ohio 43215-2256
Attn: Ronald L. Suttles, Supervisor of Accounts Receivable

cc:            State of Ohio Bureau of Workers’ Compensation
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Bureau of Workers’ Compensation
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

17.            State of Ohio Department of Taxation
Cincinnati Taxpayer Service Center
900 Dalton Avenue at W. 8thStreet
Cincinnati, OH 45203-1171
Attn: William W. Wilkins, Tax Commissioner

cc:            State of Ohio Department of Taxation
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Bureau of Workers’ Compensation
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

18.            Ohio Department of Job and Family Services
222 East Central Parkway
Cincinnati, Ohio 45202-1225
Attn: Moira Weir, Director
         Bryan Archer, Representative of Helen Jones-Kelly, Director

cc:            State of Ohio Department of Job and Family Services
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Department of Job and Family Services
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

19.            Keltic Financial Partners, LP
555 Theodore Fremd Avenue, Suite C-207
Rye, NY 10580

SCHEDULE I

Resolve Entity (State of Incorporation/Formation)

Resolve Staffing, Inc.(Nevada)
Employee Leasing Services, Inc.(Ohio)
ELS Personnel Services, LLC(Ohio)
Five Star Staffing, Inc.(Florida)
Five Star Staffing (New York), Inc.(New York)
American Staffing Resource, Ltd.(Ohio)
Steve’s Staffing, LLC(Ohio)
ELS Human Resource Solutions, Inc.(Ohio)
ELS Outsource Services, Inc.(Michigan)
ELS Advantage, Inc.(Michigan)
ELS Employer Services, Inc.(Michigan)
ELS Payroll Solutions, Inc.(Ohio)
ELS HR Solutions, Inc.(Florida)
Premier HR Services, Inc.(California)
ELS Human Resources, Inc.(Ohio)
Foxstar, Inc.(Michigan)
Mandalay Services, Inc.(Michigan)
Integrated Payroll Solutions, Inc.(Michigan)
ELS, Inc.(Ohio)
ELS Personnel Services, Inc.(Ohio)
Rockmor Group, Inc.(Michigan)
Luxor Solutions, Inc.(Michigan)
Streamline Management, Inc.(Michigan)
Rio Services, Inc.(Michigan)
Imperial Human Resources, Inc.(Michigan)
ELS Payroll Managers, Inc.(Ohio)
ELS HR, Inc.(Ohio)
Diversified Support Systems, LLC(Ohio)
ELS Temporary Solutions, Inc.(Ohio)
Fidelity Capital, Inc.(Ohio)
Resolve HR Solutions, Inc.(Ohio)
AllStaff, Inc.(Florida)
Resolve Partners LLC(Ohio)
Power Personnel, LLC(Delaware)

SCHEDULE II

Description of Assets to be Sold

The “Collateral”, as defined in the Security Agreements between the Resolve Entities listed on Schedule I and Fifth Third Bank, but not including any ownership interests in any of the Resolve Entities listed on Schedule I or their subsidiaries, except for the ownership interests of Resolve Staffing, Inc. in KFT, Inc.

EXHIBIT E
Persons and Entities to be Notified

1.            Resolve Staffing, Inc.
Employee Leasing Services, Inc.
ELS Personnel Services, LLC
Five Star Staffing, Inc.
Five Star Staffing (New York), Inc.
American Staffing Resource, Ltd.
Steve’s Staffing, LLC
ELS Human Resource Solutions, Inc.
ELS Outsource Services, Inc.
ELS Advantage, Inc.
ELS Employer Services, Inc.
ELS Payroll Solutions, Inc.
ELS HR Solutions, Inc.
Premier HR Services, Inc.
ELS Human Resources, Inc.
Foxstar, Inc.
Mandalay Services, Inc.
Integrated Payroll Solutions, Inc.
ELS, Inc.
c/o Resolve Staffing, Inc.
3235 Omni Drive
Cincinnati, Ohio  45245
Attn:  Ronald E. Heineman

2.            ELS Personnel Services, Inc.
Rockmor Group, Inc.
Luxor Solutions, Inc.
Streamline Management, Inc.
Rio Services, Inc.
Imperial Human Resources, Inc.
ELS Payroll Managers, Inc.
ELS HR, Inc.
Diversified Support Systems, LLC
ELS Temporary Solutions, Inc.
Fidelity Capital, Inc.
Resolve HR Solutions, Inc.
AllStaff, Inc.
Power Personnel, LLC
Resolve Partners LLC
c/o Resolve Staffing, Inc.
3235 Omni Drive
Cincinnati, Ohio  45245
Attn:  Ronald E. Heineman

3.            Ronald E. Heineman
4826 Beechwood Farms Drive
Cincinnati, Ohio 45244

4.            Restaurant Management Group, LLC
3235 Omni Drive
Cincinnati, Ohio 45245
Attn:  Ronald E. Heineman
Fax No.: 513-943-4908

5.            W.H. 2, LLC
3235 Omni Drive
Cincinnati, Ohio  45245
Attn:  Ronald E. Heineman
Fax No.: 513-943-4908

6.            Information Leasing Corporation
1023 W. 8thStreet
Cincinnati, Ohio 45203

7.            Ronald E. Heineman, as Agent
3235 Omni Drive
Cincinnati, Ohio 45245

8.            Ronald E. Heineman, individually
3235 Omni Drive
Cincinnati, Ohio 45245

9.            Barbara L. Heineman, individually
3235 Omni Drive
Cincinnati, Ohio 45245

10.            Barbara L. Heineman, Trustee
3235 Omni Drive
Cincinnati, Ohio 45245

11.            William J. Walton
7438 Mizner Reserve Court
Bradenton, FL 34202

12.            CitiCapital Technology Finance, Inc.
1255 Wrights Lane
West Chester, PA 19380

13.            RBC Centura Bank
1549 Ringling Blvd.
Sarasota, FL 34236

14.            IRS, Attn: Technical Services Advisory Group Manager
Small Business/Self Employed Area #6
550 Main Street, Room 3417
Cincinnati, Ohio 45202

15.            Ohio Bureau of Employment Services
145 South Front Street
P.O. Box 923
Columbus, Ohio 43216-0923
Attn: Barbara Saylor, Representative of Wayne Sholes, Administrator

cc:            State of Ohio Bureau of Employment Services
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Bureau of Employment Services
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

16.            State of Ohio Bureau of Workers’ Compensation
BWC 30 W. Spring St.
Columbus, Ohio 43215-2256
Attn: Ronald L. Suttles, Supervisor of Accounts Receivable

cc:            State of Ohio Bureau of Workers’ Compensation
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Bureau of Workers’ Compensation
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

17.            State of Ohio Department of Taxation
Cincinnati Taxpayer Service Center
900 Dalton Avenue at W. 8thStreet
Cincinnati, OH 45203-1171
Attn: William W. Wilkins, Tax Commissioner

cc:            State of Ohio Department of Taxation
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Bureau of Workers’ Compensation
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

18.            Ohio Department of Job and Family Services
222 East Central Parkway
Cincinnati, Ohio 45202-1225
Attn: Moira Weir, Director
         Bryan Archer, Representative of Helen Jones-Kelly, Director

cc:            State of Ohio Department of Job and Family Services
c/o Ohio Attorney General Marc Dann
State Office Tower
30 E. Broad Street, 17thFloor
Columbus, Ohio 43215-3428

cc:            State of Ohio Department of Job and Family Services
Ohio Attorney General’s Office
Attn: Becky Cassidy, Business Taxes
150 E. Gay St.
21st Floor
Columbus, Ohio 43215

19.            Keltic Financial Partners, LP
555 Theodore Fremd Avenue, Suite C-207
Rye, NY 10580

EXHIBIT F

AGREEMENT REGARDING LETTERS OF CREDIT AND DEPOSIT ACCOUNTS RELATED OBLIGATIONS

AGREEMENT REGARDING LETTERS OF CREDIT AND
DEPOSIT ACCOUNTS RELATED OBLIGATIONS

This Agreement Regarding Letters of Credit and Deposit Accounts Related Obligations (this “Agreement”) is effective as of February 8, 2008 (the “Effective Date”) by and among Fifth Third Bank, an Ohio banking corporation (“Seller”), Koosharem Corporation, a California corporation, dba Select Staffing (“Buyer”), and the parties identified on Schedule I hereto (the “Select Guarantors”).

Recitals

A.            Seller and Buyer have entered into a Purchase Agreement effective as of January 28, 2008 (the “Purchase Agreement”) pursuant to which Seller is selling to Buyer, and Buyer is purchasing from Seller certain Assets (as defined in the Purchase Agreement) in an Article 9 Sale (as defined in the Purchase Agreement).

B.            The Purchase Agreement requires, among other things, that Buyer (i) covenant and agree, and the Select Guarantors guaranty such covenant and agreement, to indemnify Seller for any amounts actually drawn on certain letters of credit issued pursuant to the Loan Documents (as defined in the Purchase Agreement) and more particularly described on Exhibit Aattached hereto (the “Resolve Letters of Credit”) and (ii) covenant and agree to replace each of the Resolve Letters of Credit prior to the date stated next to the particular Resolve Letter of Credit on Exhibit Aattached hereto by which Seller must give notice to the beneficiary of non-renewal of such Resolve Letter of Credit unless Buyer shall have notified Seller prior to such date of Buyer’s election not to replace any Resolve Letter(s) of Credit, in which case (A) Seller shall give all notices required to cause such Resolve Letter(s) of Credit not to be renewed and (B) Buyer and the Select Guarantors shall be responsible for the Resolve Letter of Credit Indemnification Obligations arising from any draws on such Resolve Letter(s) of Credit;

 C.            The Purchase Agreement further requires, among other things, that Buyer expressly covenant and agree, and the Select Guarantors guaranty of such covenant and agreement, upon receipt of written notice by Buyer in accordance with Section 6 of the Purchase Agreement, to indemnify Seller for (i) all checks and other items drawn on, and electronic payment orders made by third parties against, the Resolve Loan Parties’ deposit accounts at Seller as such checks and other items and payment orders (“Presentments”) are presented to Seller for payment, and which such Presentments were not presented to Seller for payment prior to the end of the Business Day (as defined in the Credit Agreement defined in the Purchase Agreement) immediately preceding the Closing Date and Time (the “Cut-Off Time”) and all service fees and expenses for the operation of such deposit accounts and (ii) the full face amount of all checks, drafts or other instruments payable to the Resolve Loan Parties for which Seller has given the Resolve Loan Parties credit against the Obligations (as defined in the Credit Agreement defined in the Purchase Agreement) (the “Obligations”) as of the Closing Date and Time, which on or after the Closing Date and Time are dishonored or returned to Seller or which remain unpaid for any reason whatsoever, and all reversals or cancellations of payment orders or other electronic funds transfers for which Seller has given credit against the Obligations as of Closing Date and Time, and all reasonable costs and expenses (including reasonable attorneys’ fees) related thereto.

D.            Seller, Buyer and the Select Guarantors wish to memorialize the agreement of Buyer and the Select Guarantors.

Agreement

NOW, THEREFORE, for viable considerable, the receipt and sufficiency which are hereby acknowledged, Seller, Buyer and the Select Guarantors, intending to be legally bound, hereby agree as follows:

1.            Agreement to Pay Resolve Letters of Credit Indemnification Obligations.  Buyer hereby  covenants and agrees to indemnify Seller, by wire transfer of immediately available funds to an account designated by Seller, within one Business Day (as defined in the Loan Documents) of notice thereof by Seller, for any amounts drawn on the Resolve Letters of Credit and for all costs, fees and expenses (including reasonable attorneys’ fees) in connection therewith (the “Resolve Letters of Credit Indemnification Obligations”).

2.            Agreement to Replace Resolve Letters of Credit.  Buyer hereby covenants and agrees to replace each of the Resolve Letters of Credit prior to the date stated next to the particular Resolve Letter of Credit on Exhibit Aattached hereto by which Seller must give notice to the beneficiary of non-renewal of such Resolve Letter of Credit unless Buyer shall have notified Seller prior to such date of Buyer’s election not to replace any Resolve Letter(s) of Credit (the “Resolve Letter of Credit Replacement Obligations”), in which case (a) Seller shall give all notices required to cause such Resolve Letter(s) of Credit not to be renewed and (b) Buyer shall be responsible for the Resolve Letter of Credit Indemnification Obligations arising from any draws on such Resolve Letter(s) of Credit.

3.            Select Guarantors Guaranty of Resolve Letter of Credit Obligations.  The Select Guarantors hereby jointly and severally, irrevocably and unconditionally guaranty the payment of the Resolve Letter of Credit Indemnification Obligations and the performance of the Resolve Letter of Credit Replacement Obligations, if applicable.  The Select Guarantors agree that their guaranty obligations constitute a guaranty of payment and not collection, and may be enforced by Seller directly against one or more of the Select Guarantors without first resorting to or exhausting any remedies against Buyer. Select Guarantors’ obligations will not be released, discharged, affected, modified or impaired by any event, including, without limitation, any circumstance which might constitute a legal or equitable discharge or defense of a guarantor other than payment and satisfaction in full of all of the Resolve Letter of Credit Indemnification Obligations and the performance of the Resolve Letter of Credit Replacement Obligations, if applicable.

4.            Agreement to Pay Certain Deposit Accounts Indemnification Obligations.  Buyer hereby covenants and agrees to indemnify Seller,  by wire transfer of immediately available funds to an account designated by Seller, within one Business Day (as defined in the Loan Documents) upon written notice by Buyer in accordance with Section 6 of the Purchase Agreement, for (a) (i) all checks and other items drawn on, and electronic payment orders made by third parties against, the Resolve Loan Parties’ deposit accounts at Seller as such checks and other items and payment orders (“Presentments”) are presented to Seller for payment, and which such Presentments were not presented to Seller for payment prior to the Cut-Off Time and (ii) all service fees and expenses for the operation of such deposit accounts and (b) the full face amount of all checks, drafts or other instruments payable to the Resolve Loan Parties (“Items”) for which Seller has given the Resolve Loan Parties credit against the Obligations (as defined in the Loan Documents) as of the Closing Date and Time, which on or after the Closing Date and Time are dishonored or returned to Seller or which remain unpaid for any reason whatsoever, and all reversals or cancellations of payment orders or other electronic funds transfers for which Seller has given credit against the Obligations as of Closing Date and Time, and all reasonable costs and expenses (including reasonable attorneys’ fees) related thereto (the “Resolve Deposit Accounts Indemnification Obligations”).

5.            Select Guarantors Guaranty of Resolve Deposit Accounts Indemnification Obligations.  The Select Guarantors hereby jointly and severally, irrevocably and unconditionally guaranty the payment of the Resolve Deposit Accounts Indemnification Obligations.  The Select Guarantors agree that their guaranty obligations constitute a guaranty of payment and not collection, and may be enforced by Seller directly against one or more of the Select Guarantors without first resorting to or exhausting any remedies against Buyer. Select Guarantors’ obligations will not be released, discharged, affected, modified or impaired by any event, including, without limitation, any circumstance which might constitute a legal or equitable discharge or defense of a guarantor other than payment and satisfaction in full of all of the Resolve Deposit Accounts Indemnification Obligations.

6.            Buyer’s Representations and Warranties.  Buyer represent and warrants to Seller that (a) the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Buyer and are valid and binding obligations of Buyer, and (b) the transactions contemplated by this Agreement do not conflict with or violate any provision of Buyer’s organizational documents or any agreement, including without limitation the Buyer Credit Facility (as defined in the Purchase Agreement), to which Buyer is a party or is otherwise bound.

7.            Select Guarantors’ Representations and Warranties,  Each of the Select Guarantors represent and warrants to Seller that (a) the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of such Select Guarantor and are valid and binding obligations of such Select Guarantor, and (b) the transactions contemplated by this Agreement do not conflict with or violate any provision of such Select Guarantor’s organizational documents or any agreement, including without limitation the Buyer Credit Facility (as defined in the Purchase Agreement), to which such Guarantor is a party or is otherwise bound.

8.            Treasury Management.  As it respects any and all deposit accounts of, and treasury management services provided by Seller to, the Resolve Loan Parties, Bank retains all of its rights in any and all agreements relating thereto (the “Treasury Management Agreements”).  Without limiting the generality of the foregoing, Bank shall be entitled, notwithstanding anything to the contrary in the Treasury Management Agreements, to close any and all deposit accounts of the Resolve Parties upon notice to the Resolve Parties. Notwithstanding anything to the contrary in the Purchase Agreement, all of Seller’s rights against the Resolve Loan Parties and all third parties are reserved and preserved as it respects any Items received and credited to the Obligations and in and to any monies due or to become due by reason of such Items, and the proceeds thereof, and all of Seller’s claims thereon.

9.            Third Party Claims; Setoff.  In the event of any third party claims with respect to the Article 9 Sale (the “Third Party Claims”), Buyer agrees not to setoff against Buyer’s obligations under this Agreement with respect to any Third Party Claims.

10.            Governing Law; Venue; Jury Trial.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio (without regard to Ohio’s choice of law provisions).  Buyer and the Select Guarantors agree that the state and federal courts in Hamilton County, Ohio have non-exclusive jurisdiction over all matters arising out of this Agreements and the documents, instruments and agreement executed in connection herewith.  SELLER, BUYER AND EACH SELECT GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11.            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.  A facsimile or portable digital format (pdf) signature on any counterpart hereto shall be deemed an original for all purposes.

12.            Exhibits.  All exhibits to this Agreement are incorporated herein by reference and form an integral part of this Agreement.

13.            Severability.  If any part of this Agreement is held invalid, illegal or unenforceable, the remainder of this Agreement shall not in any way be affected.

[The remainder of this page is intentionally left blank.  Signatures are on the following page.]

IN WITNESS WHEREOF, Seller, Buyer and the Select Guarantors have caused this Agreement to be executed by their respective duly authorized representatives to be effective as of the Effective Date.

SELLER:

FIFTH THIRD BANK

By:
Printed Name:
Its:

BUYER:

KOOSHAREM CORPORATION

By:
Printed Name:
Its:

SELECT GUARANTORS:

REAL TIME STAFFING SERVICES, INC.

By:
Printed Name:
Its:

SELECT TEMPORARIES, INC.

By:
Printed Name:
Its:

SELECT PERSONNEL SERVICES, INC.

By:
Printed Name:
Its:

PROFESSIONAL BUSINESS TECHNOLOGIES, INC.

By:
Printed Name:
Its:

K.T., INC.

By:
Printed Name:
Its:

KOOSHAREM CORPORATION OF TEXAS

By:
Printed Name:
Its:

NEW STAFF, INC.

By:
Printed Name:
Its:

SELECT CORPORATION

By:
Printed Name:
Its:

PAY SERVICES CORP.

By:
Printed Name:
Its:

SALARY SERVICES, INC.

By:
Printed Name:
Its:

JRI COAST, INC.

By:
Printed Name:
Its:

JRI STAFFING, INC.

By:
Printed Name:
Its:

WESTERN STAFFING SOLUTIONS, INC.

By:
Printed Name:
Its:

REMEDYTEMP, INC.

By:
Printed Name:
Its:

REMEDY TEMPORARY SERVICES, INC.

By:
Printed Name:
Its:

REMEDY INTELLIGENT STAFFING, INC.

By:
Printed Name:
Its:

REMX, INC.

By:
Printed Name:
Its:

REMEDY INTELLIGENT STAFFING CANADA, INC.

By:
Printed Name:
Its:

REMEDY INSURANCE GROUP, LTD.

By:
Printed Name:
Its:

ABLEST INC.

By:
Printed Name:
Its:

SCHEDULE I

Name of Select Guarantor

Real Time Staffing Services, Inc.

Select Temporaries, Inc.

Select Personnel Services, Inc.

Professional Business Technologies, Inc.

K.T., Inc.

Koosharem Corporation of Texas

New Staff, Inc.

Select Corporation

Pay Services Corp.

Salary Services, Inc.

JRI Coast, Inc.

JRI Staffing, Inc.

Western Staffing Solutions, Inc.

RemedyTemp, Inc.

Remedy Temporary Services, Inc.

Remedy Intelligent Staffing, Inc.

Remx, Inc.

Remedy Intelligent Staffing Canada, Inc.

Remedy Insurance Group, Ltd.

Ablest Inc.

EXHIBIT A

Letter of Credit Obligations
(all letters of credit issued by Fifth Third Bank)

Original Face
Number	Beneficiary	Amount	Date by which
Fifth Third must
give notice of
non-renewal

5403881	University of Cincinnati	$ 50,000.00	February 29, 2008

5404696	National Union Fire	$ 263,000.00	November 26, 2008
Insurance Co., et al.

5403071	PEO Unit, Employer	$3,026,522.00	November 26, 2008
Service Division, Ohio
Dept. of Workers
Compensation

5404697	Employers Security	$ 250,000.00	October 31, 2008
Insurance Company

EXHIBIT G

SECURED PARTY BILL OF SALE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Fifth Third Bank, an Ohio banking corporation (“Seller”), is a secured creditor of, and/or the beneficiary of guaranties from, the entities and person set forth on Schedule I (the “Resolve Loan Parties”), which entities and person have defaulted on their obligations to Seller.  In consideration of the Purchase Price, as defined in the Purchase Agreement, dated as of January 28, 2008, between Seller and Buyer, as hereinafter defined (the “Purchase Agreement”), Seller does hereby grant, bargain, sell, transfer, convey and deliver to Koosharem Corporation, a California corporation, dba Select Staffing (“Buyer”), all of the Resolve Loan Parties’ right, title and interest in and to all of the property more fully described in Schedule II which is attached hereto and incorporated herein by reference for all purposes (collectively, the “Assets”).

Other than as expressly stated in the Purchase Agreement, SELLER MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER WITH RESPECT TO THE ASSETS, INCLUDING, BUT NOT LIMITED TO:  MERCHANTABILITY; FITNESS FOR ANY PARTICULAR PURPOSE; DESIGN, QUALITY, CAPACITY, CONDITION OR WORKMANSHIP; COMPLIANCE OF THE ASSETS WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT; OR THE EXISTENCE OR NON-EXISTENCE OF ANY SECURITY INTERESTS, LIENS OR OTHER CLAIMS OF ANY THIRD PARTIES TO THE ASSETS.  BUYER AGREES THAT SELLER SHALL HAVE NO LIABILITY TO BUYER OR TO ANY PERSON CLAIMING BY OR THROUGH BUYER FOR ANY MATTER DISCLAIMED HEREBY, OR FOR ANY INCIDENTAL, CONSEQUENTIAL, OR OTHER DAMAGES OF ANY KIND WHATSOEVER, WHETHER ANY CLAIMS IS BASED UPON THEORIES OF CONTRACT, NEGLIGENCE OR TORT (INCLUDING STRICT LIABILITY); AS BETWEEN SELLER AND BUYER, THE ASSETS BEING TRANSFERRED “AS IS, WHERE IS.”

To have and hold, all and singular, said Assets to Buyer, its successor and assigns, to its own use forever.

SELLER:

FIFTH THIRD BANK

By:
Its:

Acknowledged by:
KOOSHAREM CORPORATION, dba Select Staffing

By:
Its:

SCHEDULE I

Resolve Entity (State of Incorporation/Formation)

Resolve Staffing, Inc.(Nevada)
Employee Leasing Services, Inc.(Ohio)
ELS Personnel Services, LLC(Ohio)
Five Star Staffing, Inc.(Florida)
Five Star Staffing (New York), Inc.(New York)
American Staffing Resource, Ltd.(Ohio)
Steve’s Staffing, LLC(Ohio)
ELS Human Resource Solutions, Inc.(Ohio)
ELS Outsource Services, Inc.(Michigan)
ELS Advantage, Inc.(Michigan)
ELS Employer Services, Inc.(Michigan)
ELS Payroll Solutions, Inc.(Ohio)
ELS HR Solutions, Inc.(Florida)
Premier HR Services, Inc.(California)
ELS Human Resources, Inc.(Ohio)
Foxstar, Inc.(Michigan)
Mandalay Services, Inc.(Michigan)
Integrated Payroll Solutions, Inc.(Michigan)
ELS, Inc.(Ohio)
ELS Personnel Services, Inc.(Ohio)
Rockmor Group, Inc.(Michigan)
Luxor Solutions, Inc.(Michigan)
Streamline Management, Inc.(Michigan)
Rio Services, Inc.(Michigan)
Imperial Human Resources, Inc.(Michigan)
ELS Payroll Managers, Inc.(Ohio)
ELS HR, Inc.(Ohio)
Diversified Support Systems, LLC(Ohio)
ELS Temporary Solutions, Inc.(Ohio)
Fidelity Capital, Inc.(Ohio)
Resolve HR Solutions, Inc.(Ohio)
AllStaff, Inc.(Florida)
Power Personnel, LLC(Delaware)
Resolve Partners LLC(Ohio)

SCHEDULE II

Description of Assets Sold

The “Collateral”, as defined in the Resolve Borrowers Security Agreement and the “Collateral”, as defined in the Resolve Corporate Security Agreement but not including any ownership interests in any of the Resolve Loan Parties or any of their subsidiaries (except for the Ownership Interests of Resolve Staffing, Inc. in KFT, Inc.).  Resolve Loan Parties,  Resolve Borrowers Security Agreement and Resolve Corporate Security Agreement have the meaning given in that certain Purchase Agreement entered into to be effective as of January 28, 2008 by and between Fifth Third Bank, an Ohio banking corporation and Koosharem Corporation, a California corporation, dba Select Staffing.